                                                              EXHIBIT (a)(1)(ii)

                                   VAN KAMPEN
                            PRIME RATE INCOME TRUST

                          OFFER TO PURCHASE 57,963,104
                  OF ITS ISSUED AND OUTSTANDING COMMON SHARES
                      AT NET ASSET VALUE PER COMMON SHARE

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT EASTERN STANDARD TIME ON JULY 16, 1999, UNLESS THE OFFER IS EXTENDED. TO ENSURE PROCESSING OF YOUR REQUEST, A LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH ANY CERTIFICATES FOR COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY (AS DEFINED BELOW) ON OR BEFORE JULY 16, 1999.

To the Holders of Common Shares of
VAN KAMPEN PRIME RATE INCOME TRUST:

     Van Kampen Prime Rate Income Trust, a non-diversified, closed-end management investment company organized as a Massachusetts business trust (the "Trust"), is offering to purchase up to 57,963,104 of its common shares of beneficial interest, with par value of $0.01 per share ("Common Shares"), at a price (the "Purchase Price") equal to their net asset value ("NAV") determined as of 5:00 P.M. Eastern Standard time on the Expiration Date (as defined herein), upon the terms and conditions set forth in this Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"). The Offer is scheduled to terminate as of 12:00 Midnight Eastern Standard time on July 16, 1999, unless extended. An Early Withdrawal Charge (as defined in
Section 3) will be imposed on most Common Shares accepted for payment that have been held for less than five years. The Common Shares are not currently traded on an established trading market. The NAV on June 11, 1999 was $9.90 per Common Share. You can obtain current NAV quotations from Van Kampen Funds Inc. ("VK") by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Standard time, Monday through Friday, except holidays. See Section 9.

     If more than 57,963,104 Common Shares are duly tendered prior to the expiration of the Offer, the Trust presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is under no obligation to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 57,963,104 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

           THIS OFFER IS BEING MADE TO ALL SHAREHOLDERS OF THE TRUST
                 AND IS NOT CONDITIONED UPON ANY MINIMUM NUMBER
                        OF COMMON SHARES BEING TENDERED.

          THIS OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE SECTION 6.

                                                                 39 PRT006-06/99

                                   IMPORTANT

     If you desire to tender all or any portion of your Common Shares, you should either (1) complete and sign the Letter of Transmittal and mail or deliver it along with any Common Share certificate(s) and any other required documents to Van Kampen Investor Services Inc. (the "Depositary") or (2) request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Common Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you must contact such broker, dealer, commercial bank, trust company or other nominee if you desire to tender your Common Shares.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISERS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF THE TRUST AS TO WHETHER SHAREHOLDERS SHOULD TENDER COMMON SHARES PURSUANT TO THE OFFER. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OTHER THAN THOSE CONTAINED HEREIN OR IN THE LETTER OF TRANSMITTAL. IF GIVEN OR MADE, SUCH RECOMMENDATION AND SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

     Questions and requests for assistance may be directed to VK at the address and telephone number set forth below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal should be directed to VK.

June 18, 1999                              VAN KAMPEN PRIME RATE INCOME TRUST
Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555                              Depositary: Van Kampen Investor
Oakbrook Terrace, IL 60181-5555
                                           By Mail, Hand Delivery or Courier:
(800) 341-2911                             7501 Tiffany Springs Parkway
                                           Kansas City, MO 64153
Services Inc.                              Attn: Van Kampen
                                           Prime Rate Income Trust

                               TABLE OF CONTENTS

SECTION                                                                 PAGE
-------                                                                 ----
   1.     Price; Number of Common Shares..............................     4
   2.     Procedure for Tendering Common Shares.......................     4
   3.     Early Withdrawal Charge.....................................     6
   4.     Withdrawal Rights...........................................     7
   5.     Payment for Shares..........................................     8
   6.     Certain Conditions of the Offer.............................     8
   7.     Purpose of the Offer........................................     9
   8.     Plans or Proposals of the Trust.............................     9
   9.     Price Range of Common Shares; Dividends.....................    10
  10.     Interest of Trustees and Executive Officers; Transactions
          and Arrangements Concerning the Common Shares...............    10
  11.     Certain Effects of the Offer................................    11
  12.     Source and Amount of Funds..................................    11
  13.     Certain Information about the Trust.........................    13
  14.     Additional Information......................................    14
  15.     Certain Federal Income Tax Consequences.....................    14
  16.     Extension of Tender Period; Termination; Amendments.........    15
  17.     Miscellaneous...............................................    15

EXHIBIT A: Financial Statements
          Unaudited Financial Statements for the semi-annual period
          ended January 31, 1999......................................   A-1
          Audited Financial Statements for the year ended July 31,
          1998........................................................  A-34

     1. PRICE; NUMBER OF COMMON SHARES. The Trust will, upon the terms and subject to the conditions of the Offer, accept for payment (and thereby purchase) 57,963,104 or such lesser number of its issued and outstanding Common Shares which are properly tendered (and not withdrawn in accordance with Section
4) prior to 12:00 Midnight Eastern Standard time on July 16, 1999 (such time and date being hereinafter called the "Initial Expiration Date"). The Trust reserves the right to extend the Offer. See Section 16. The later of the Initial Expiration Date or the latest time and date to which the Offer is extended is hereinafter called the "Expiration Date." The Purchase Price of the Common Shares will be their NAV determined as of 5:00 P.M. Eastern Standard time on the Expiration Date. The NAV on June 11, 1999 was $9.90 per Common Share. You can obtain current NAV quotations from VK by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Standard time, Monday through Friday, except holidays. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. See
Section 9. The Trust will not pay interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than five years. See Section 3.

     The Offer is being made to all shareholders of the Trust and is not conditioned upon any minimum number of Common Shares being tendered. If the number of Common Shares properly tendered prior to the Expiration Date and not withdrawn is less than or equal to 57,963,104 Common Shares (or such greater number of Common Shares as the Trust may elect to purchase pursuant to the Offer), the Trust will, upon the terms and subject to the conditions of the Offer, purchase at NAV all Common Shares so tendered. If more than 57,963,104 Common Shares are duly tendered prior to the expiration of the Offer and not withdrawn, the Trust presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is not obligated to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 57,963,104 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

     On June 11, 1999, there were approximately 828,044,343 Common Shares issued and outstanding and there were approximately 257,574 holders of record of Common Shares. The Trust has been advised that no trustees, officers or affiliates of the Trust intend to tender any Common Shares pursuant to the Offer.

     The Trust reserves the right, in its sole discretion, at any time or from time to time, to extend the period of time during which the Offer is open by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. See Section 16. There can be no assurance, however, that the Trust will exercise its right to extend the Offer. If the Trust decides, in its sole discretion, to increase (except for any increase not in excess of 2% of the outstanding Common Shares) or decrease the number of Common Shares being sought and, at the time that notice of such increase or decrease is first published, sent or given to holders of Common Shares in the manner specified below, the Offer is scheduled to expire at any time earlier than the tenth business day from the date that such notice is first so published, sent or given, the Offer will be extended at least until the end of such ten business day period.

     2. PROCEDURE FOR TENDERING COMMON SHARES.

     Proper Tender of Common Shares. Except as otherwise set forth under the heading "Procedures for Selling Group Members" below, for Common Shares to be properly tendered pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees, any certificates for such Common Shares, and any other documents required by the Letter of Transmittal, must be received on or before the Expiration Date by the Depositary at its address set forth on page 2 of this Offer to Purchase.

     It is a violation of Section 14(e) of the Securities and Exchange Act of 1934 (the "Exchange Act"), and Rule 14e-4 promulgated thereunder, for a person to tender Common Shares in a partial tender offer for such person's own account unless at the time of tender and until such time as the securities are accepted for payment the person so tendering has a net long position equal to or greater than the amount tendered in (i) the Common Shares and will deliver or cause to be delivered such shares for purposes of tender to the

Trust prior to or on the Expiration Date, or (ii) an equivalent security and, upon the acceptance of his or her tender will acquire the Common Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Common Shares so acquired for the purpose of tender to the Trust prior to or on the Expiration Date.

     Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

     The acceptance of Common Shares by the Trust for payment will constitute a binding agreement between the tendering shareholder and the Trust upon the terms and subject to the conditions of the Offer, including the tendering shareholder's representation that (i) such shareholder has a net long position in the Common Shares being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act and (ii) the tender of such Common Shares complies with Rule 14e-4.

     Signature Guarantees and Method of Delivery. Signatures on the Letter of Transmittal are not required to be guaranteed unless (1) the proceeds for the tendered Common Shares will amount to more than $50,000, (2) the Letter of Transmittal is signed by someone other than the registered holder of the Common Shares tendered therewith, or (3) payment for tendered Common Shares is to be sent to a payee other than the registered owner of such Common Shares and/or to an address other than the registered address of the registered owner of the Common Shares. In those instances, all signatures on the Letter of Transmittal must be guaranteed by a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank (an "Eligible Institution"). If Common Shares are registered in the name of a person or persons other than the signer of the Letter of Transmittal or (a) if payment is to be made to, (b) unpurchased Common Shares are to be registered in the name of or (c) any certificates for unpurchased Common Shares are to be returned to any person other than the registered owner, then the Letter of Transmittal and, if applicable, the tendered Common Share certificates must be endorsed or accompanied by appropriate authorizations, in either case signed exactly as such name or names appear on the registration of the Common Shares with the signatures on the certificates or authorizations guaranteed by an Eligible Institution. If signature is by attorney-in-fact, executor, administrator, Trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, other legal documents will be required. See Instructions 1 and 4 of the Letter of Transmittal.

     Payment for Common Shares tendered and accepted for payment pursuant to the Offer will be made only after receipt by the Depositary on or before the Expiration Date of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by the Letter of Transmittal. If your Common Shares are evidenced by certificates, those certificates must be received by the Depositary on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING CERTIFICATES FOR COMMON SHARES, IS AT THE ELECTION AND RISK OF THE PARTY TENDERING COMMON SHARES. IF DOCUMENTS ARE SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED.

     Procedures for Selling Group Members. If you are a selling group member, in order for you to tender any Common Shares pursuant to the Offer, you may place a confirmed wire order with VK. All confirmed wire orders used to tender Common Shares pursuant to this Offer must be placed on the Expiration Date only (wire orders placed on any other date will not be accepted by the Trust). Common Shares tendered by a wire order are deemed to be tendered when VK receives the order but subject to the condition subsequent that the settlement instructions, including (with respect to tendered Common Shares for which the selling group member is not the registered owner) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any other documents required by the Letter of Transmittal and any Common Share certificates, are received by the Depository within three New York Stock Exchange trading days after receipt by VK of such order.

     Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Trust, in its sole discretion, whose determination shall be final and binding. The Trust reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which may, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Common Share(s) or any particular shareholder, and the Trust's interpretations of the terms and conditions of the Offer will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such times as the Trust shall determine. Tendered Common Shares will not be accepted for payment unless the defects or irregularities have been cured within such time or waived. Neither the Trust, VK, the Depositary nor any other person shall be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice.

     Federal Income Tax Withholding. To prevent backup federal income tax withholding equal to 31% of the gross payments made pursuant to the Offer, each shareholder who has not previously submitted a Form W-9 to the Trust or does not otherwise establish an exemption from such withholding must notify the Depositary of such shareholder's correct taxpayer identification number (or certify that such taxpayer is awaiting a taxpayer identification number) and provide certain other information by completing the Form W-9 enclosed with the Letter of Transmittal. Foreign shareholders who are resident aliens and who have not previously submitted a Form W-9, or other foreign shareholders who have not previously submitted a Form W-8, to the Trust must do so in order to avoid backup withholding.

     The Depositary will withhold 30% of the gross payments payable to a foreign shareholder unless the Depositary determines that a reduced rate of withholding or an exemption from withholding is applicable. (Exemption from backup withholding does not exempt a foreign shareholder from the 30% withholding.) For this purpose, a foreign shareholder, in general, is a shareholder that is not
(i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income or (iv) a trust the administration of which is subject to the primary jurisdiction of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the shareholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A foreign shareholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such shareholder may be eligible should consider doing so in order to avoid over-withholding. A foreign shareholder may be eligible to obtain a refund of tax withheld if such shareholder meets one of the three tests for capital gain or loss treatment described in Section 15 or is otherwise able to establish that no tax or a reduced amount of tax was due.

     For a discussion of certain other federal income tax consequences to tendering shareholders, see Section 15.

     3. EARLY WITHDRAWAL CHARGE. The Depositary will impose an early withdrawal charge (the "Early Withdrawal Charge") on most Common Shares accepted for payment which have been held less than five years. The Early Withdrawal Charge will be imposed on a number of Common Shares accepted for payment from a record holder of Common Shares the value of which exceeds the aggregate value at the time the tendered Common Shares are accepted for payment of (a) all Common Shares owned by such holder that were purchased more than five years prior to such acceptance, (b) all Common Shares owned by such holder that were acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other Common Shares owned by such holder (namely, those purchased within the five years preceding acceptance for payment) over the purchase price of such Common Shares. The Early Withdrawal Charge will be paid to VK on behalf of the holder of the Common Shares. In determining whether an Early Withdrawal Charge is payable, Common Shares accepted for payment pursuant to the Offer shall be deemed to be those Common

Shares purchased earliest by the Shareholder. Any Early Withdrawal Charge which is required to be imposed will be made in accordance with the following schedule.

                                                                            EARLY
            YEAR OF REPURCHASE                                            WITHDRAWAL
              AFTER PURCHASE                                                CHARGE
            ------------------                                            ----------
            First.......................................................     3.0%
            Second......................................................     2.5%
            Third.......................................................     2.0%
            Fourth......................................................     1.5%
            Fifth.......................................................     1.0%
            Sixth and following.........................................     0.0%

     Exchanges. Tendering shareholders may elect to have the Depositary invest the cash proceeds from the tender of Common Shares of the Trust in contingent deferred sales charge shares ("Class B Shares") of open-end investment companies advised by either Van Kampen Investment Advisory Corp. or Van Kampen Asset Management Inc. and distributed by VK ("VK Funds"), subject to certain limitations. The Early Withdrawal Charge will be waived for Common Shares tendered pursuant to this election, however, such Class B Shares immediately become subject to a contingent deferred sales charge schedule equivalent to the Early Withdrawal Charge schedule of the Trust. Thus, shares of such VK Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the VK Funds. The purchase of shares of such VK Fund will be deemed to have occurred at the time of the purchase of the Common Shares of the Trust for calculating the applicable contingent deferred sales charge.

     The prospectus for each VK Fund describes its investment objectives and policies. Shareholders can obtain a prospectus without charge by calling 1-800-341-2911 and should consider these objectives and policies carefully before making the election described above. Tendering shareholders may purchase Class B Shares of a VK Fund only if shares of such VK Fund are available for sale, and shareholders establishing a new Class B Share account of a VK Fund must involve tender proceeds from Common Shares which have a net asset value at or above the new account minimum of such VK Fund. A tender of Common Shares is a taxable event and may result in a taxable gain or loss for the shareholders.

     A shareholder may make the election described above by completing the appropriate section on the Letter of Transmittal or by giving proper instructions to the shareholder's broker or dealer. Although this election to purchase Class B Shares has been made available as a convenience to the Trust's shareholders, neither the Trust nor its Board of Trustees makes any recommendation as to whether shareholders should invest in shares of another VK Fund.

     4. WITHDRAWAL RIGHTS. Except as otherwise provided in this Section 4, tenders of Common Shares made pursuant to the Offer will be irrevocable. You may withdraw Common Shares tendered at any time prior to the Expiration Date and, if the Common Shares have not yet been accepted for payment by the Trust, at any time after 12:00 Midnight Eastern Standard time on August 13, 1999.

     To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Depositary at the address set forth on page 2 of this Offer to Purchase. Any notice of withdrawal must specify the name of the person having tendered the Common Shares to be withdrawn, the number of Common Shares to be withdrawn, and, if certificates representing such Common Shares have been delivered or otherwise identified to the Depositary, the name of the registered holder(s) of such Common Shares as set forth in such certificates if different from the name of the person tendering the Common Shares. If certificates have been delivered to the Depositary, then, prior to the release of such certificates, you must also submit the certificate numbers shown on the particular certificates evidencing such Common Shares and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution.

     All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Trust in its sole discretion, whose determination shall be final and binding. None of the Trust, VK, the Depositary or any other person is or will be obligated to give any notice of any defects or irregularities in any notice of withdrawal, and none of them will incur any liability for failure to give any such notice. Common Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Common Shares may be retendered by following the procedures described in Section 2 prior to the Expiration Date.

     5. PAYMENT FOR SHARES. For purposes of the Offer, the Trust will be deemed to have accepted for payment (and thereby purchased) Common Shares which are tendered and not withdrawn when, as and if it gives oral or written notice to the Depositary of its acceptance of such Common Shares for payment pursuant to the Offer. Upon the terms and subject to the conditions of the Offer, the Trust will accept for payment (and thereby purchase) Common Shares properly tendered promptly after the Expiration Date.

     Payment for Common Shares purchased pursuant to the Offer will be made by depositing the aggregate purchase price therefor with the Depositary, which will act as agent for tendering shareholders for the purpose of receiving payment from the Trust and either transmitting payment directly to the tendering shareholders or, in the case of tendering shareholders electing to invest such proceeds in another VK Fund, transmitting payment directly to the transfer agent for purchase of Class B Shares of the designated VK Fund for the account of such shareholders. In all cases, payment for Common Shares accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary, as required pursuant to the Offer, of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any certificates representing such Common Shares, if issued, and any other required documents. Certificates for Common Shares not purchased (see Sections 1 and 6), or for Common Shares not tendered included in certificates forwarded to the Depositary, will be returned promptly following the termination, expiration or withdrawal of the Offer, without expense to the tendering shareholder.

     The Trust will pay all transfer taxes, if any, payable on the transfer to it of Common Shares purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Common Shares are to be registered in the name of any person other than the registered holder, or if tendered certificates, if any, are registered or the Common Shares tendered are held in the name of any person other than the person signing the Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. The Trust will not pay any interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than five years. See
Section 3. In addition, if certain events occur, the Trust may not be obligated to purchase Common Shares pursuant to the Offer. See Section 6.

     ANY TENDERING SHAREHOLDER OR OTHER PAYEE WHO HAS NOT PREVIOUSLY SUBMITTED A COMPLETED AND SIGNED SUBSTITUTE FORM W-9 AND WHO FAILS TO COMPLETE FULLY AND SIGN THE SUBSTITUTE FORM W-9 ENCLOSED WITH THE LETTER OF TRANSMITTAL MAY BE SUBJECT TO REQUIRED FEDERAL INCOME TAX WITHHOLDING OF 31% OF THE GROSS PROCEEDS PAID TO SUCH SHAREHOLDER OR OTHER PAYEE PURSUANT TO THE OFFER. SEE SECTION 2.

     6. CERTAIN CONDITIONS OF THE OFFER. Notwithstanding any other provision of the Offer, the Trust shall not be required to accept for payment, purchase or pay for any Common Shares tendered, and may terminate or amend the Offer or may postpone the acceptance for payment of, the purchase of and payment for Common Shares tendered, if at any time at or before the time of purchase of any such Common Shares, any of the following events shall have occurred (or shall have been determined by the Trust to have occurred) which, in the Trust's sole judgment in any such case and regardless of the circumstances (including any action or omission to act by the Trust), makes it inadvisable to proceed with the Offer or with such purchase or payment: (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust; (2) such transactions, if consummated, would (a) impair the Trust's status as a regulated investment company under the Internal Revenue Code (which would make the Trust a taxable entity, causing the Trust's taxable income to be taxed at the Trust level) or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States,
(d) limitation affecting the Trust or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Trust or the holders of its Common Shares if the tendered Common Shares are purchased.

     The foregoing conditions are for the Trust's sole benefit and may be asserted by the Trust regardless of the circumstances giving rise to any such condition (including any action or inaction by the Trust), and any such condition may be waived by the Trust in whole or in part, at any time and from time to time in its sole discretion. The Trust's failure at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right; the waiver of any such right with respect to particular facts and circumstances shall not be deemed a waiver with respect to any other facts or circumstances; and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Trust concerning the events described in this Section 6 shall be final and shall be binding on all parties.

     If the Trust determines to terminate or amend the Offer or to postpone the acceptance for payment of or payment for Common Shares tendered, it will, to the extent necessary, extend the period of time during which the Offer is open as provided in Section 16. Moreover, in the event any of the foregoing conditions are modified or waived in whole or in part at any time, the Trust will promptly make a public announcement of such waiver and may, depending on the materiality of the modification or waiver, extend the Offer period as provided in Section 16.

     7. PURPOSE OF THE OFFER. The Trust currently does not believe that an active secondary market for its Common Shares exists or is likely to develop. In recognition of the possibility that a secondary market may not develop for the Common Shares of the Trust, or, if such a market were to develop, the Common Shares might trade at a discount, the Trustees have determined that it would be in the best interest of its shareholders for the Trust to take action to attempt to provide liquidity to shareholders or to reduce or eliminate any future market value discount from NAV that might otherwise exist, respectively. To that end, the Trustees presently intend each quarter to consider making a tender offer to purchase Common Shares at their NAV. The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of Common Shares that desire to sell their Common Shares or that the Trust will make any such tender offer in the future.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES AND HAS NOT AUTHORIZED ANY PERSON TO MAKE ANY SUCH RECOMMENDATION. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISORS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     8. PLANS OR PROPOSALS OF THE TRUST. Except as set forth in this Section 8, the Trust has no present plans or proposals which relate to or would result in any extraordinary transaction such as a merger, reorganization or liquidation involving the Trust; a sale or transfer of a material amount of assets of the Trust other than in its ordinary course of business; any material changes in the Trust's present capitalization (except as resulting from the Offer or otherwise set forth herein); or any other material changes in the Trust's structure or business. The Trust's fundamental investment policies and restrictions give the Trust the flexibility to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure. If the Trust converts to a master-feeder structure, the existing shareholders of the Trust would continue to hold their shares of the Trust and the Trust would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Trust would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Trust's Board of Trustees presently does not intend to affect any conversion to a master-feeder structure.

     9. PRICE RANGE OF COMMON SHARES; DIVIDENDS. The Trust's NAV per Common Share from June 11, 1997 through June 11, 1999 ranged from a high of $9.99 to a low of $9.89. On June 11, 1999, the NAV was $9.90 per Common Share. You can obtain current NAV quotations from VK by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Standard time, Monday through Friday, except holidays. NAV quotes also may be obtained through the ICI Pricing Service which is released each Friday evening and published by the Dow Jones Capital Markets Wire Service on each Friday; published in the New York Times on each Saturday; published in the Chicago Tribune on each Sunday; and published weekly in Barron's magazine. The Trust offers and sells its Common Shares to the public on a continuous basis through VK as principal underwriter. The Trust is not aware of any secondary market trading for the Common Shares. Dividends on the Common Shares are declared daily and paid monthly.

     Over the twelve month period preceding the commencement of the Offer, the Trust paid the following dividends per Common Share held for the entire respective dividend period:

            DIVIDEND PAYMENT                                      AMOUNT OF DIVIDEND
                  DATE                                             PER COMMON SHARE
            ----------------                                      ------------------
            May 25, 1999............................................... $0.0513
            April 23, 1999............................................. $0.0513
            March 25, 1999............................................. $0.0513
            February 25, 1999.......................................... $0.0513
            January 25, 1999........................................... $0.0401
            December 31, 1998.......................................... $0.0162
            December 24, 1998.......................................... $0.0513
            November 25, 1998.......................................... $0.0513
            October 23, 1998........................................... $0.0537
            September 25, 1998......................................... $0.0564
            August 25, 1998............................................ $0.0564
            July 24, 1998.............................................. $0.0564
            June 25, 1998.............................................. $0.0564

Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer.

     10. INTEREST OF TRUSTEES AND EXECUTIVE OFFICERS; TRANSACTIONS AND ARRANGEMENTS CONCERNING THE COMMON SHARES. Except as set forth in this Section 10, as of June 11, 1999, the trustees and executive officers of the Trust as a group beneficially owned no Common Shares. As of June 11, 1999, Dennis J. McDonnell, Chairman, President and a Trustee of the Trust, owned 889.047 Common Shares; Wayne W. Whalen, a trustee of the Trust, owned 1,745.470 Common Shares; and David C. Arch, a trustee of the Trust, owned 1,050.825 Common Shares. The Trust has been informed that no trustee or executive officer of the Trust intends to tender any Common Shares pursuant to the Offer.

     Except as set forth in this Section 10, based upon the Trust's records and upon information provided to the Trust by its trustees, executive officers and affiliates (as such term is used in the Securities Exchange Act of 1934), neither the Trust nor, to the best of the Trust's knowledge, any of the trustees or executive officers of the Trust, nor any associates of any of the foregoing, has effected any transactions in the Common Shares during the forty business day period prior to the date hereof. Dennis J. McDonnell acquired 9.141 Common Shares and Wayne W. Whalen acquired 17.932 Common Shares between April 22, 1999 and June 11, 1999 through the reinvestment of dividends as described in the Trust's prospectus.

     Except as set forth in this Offer to Purchase, neither the Trust nor, to the best of the Trust's knowledge, any of its affiliates, trustees or executive officers, is a party to any contract, arrangement, understanding or relationship with any other person relating, directly or indirectly, to the Offer with respect to any securities of the Trust (including, but not limited to, any contract, arrangement, understanding or relationship concerning the transfer or the voting of any such securities, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guaranties against loss or the giving or withholding of proxies, consents or authorizations).

     The Trust currently is a party to an Investment Advisory Agreement with Van Kampen Investment Advisory Corp. (the "Adviser") under which the Trust accrues daily and pays monthly to the Adviser an investment management fee based on the per annum rate of: 0.95% of the first $4.0 billion of average daily net assets of the Trust, 0.90% on the next $3.5 billion, 0.875% on the next $2.5 billion and 0.85% on average daily net assets over $10.0 billion. The Trust also is a party to an Administration Agreement and an Offering Agreement with VK. Under the Administration Agreement, the Trust pays VK a monthly fee based on the per annum rate of 0.25% of the Trust's average daily net assets. Under the Offering Agreement, the Trust offers and sells its Common Shares to the public on a continuous basis through VK as principal underwriter. The Adviser and VK are indirect wholly owned subsidiaries of Morgan Stanley Dean Witter & Co.

     11. CERTAIN EFFECTS OF THE OFFER. The purchase of Common Shares pursuant to the Offer will have the effect of increasing the proportionate interest in the Trust of shareholders who do not tender their Common Shares. If you retain your Common Shares you will be subject to any increased risks that may result from the reduction in the Trust's aggregate assets resulting from payment for the tendered Common Shares (e.g., greater volatility due to decreased diversification and higher expenses). However, the Trust believes that since the Trust is engaged in a continuous offering of the Common Shares, those risks would be reduced to the extent new Common Shares of the Trust are sold. All Common Shares purchased by the Trust pursuant to the Offer will be held in treasury pending disposition.

     12. SOURCE AND AMOUNT OF FUNDS. The total cost to the Trust of purchasing the full 57,963,104 Common Shares pursuant to the Offer would be approximately $573,834,730 (assuming a NAV of $9.90 per Common Share on the Expiration Date). The Trust anticipates that the Purchase Price for any Common Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new Common Shares of the Trust and specified pay-downs from the participation interests in senior corporate loans which it has acquired, and then from the proceeds from the sale of cash equivalents held by the Trust. The Trust may from time to time enter into one or more credit agreements to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer it may make. The Trust has been a party to such credit arrangements in the past and currently is a party to a credit agreement which will terminate by its terms on June 13, 2000 (described in more detail below). The Trust has never borrowed any amounts available under such credit arrangements in the past, and although authorized to borrow money to finance the repurchase of Common Shares, the Trust believes that it has sufficient liquidity to purchase the Common Shares tendered pursuant to this Offer without utilizing such borrowing. If, in the judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust to pay for tendered Common Shares, the Trust may terminate the Offer. See Section 6.

     The Trust has entered into a Second Amendment and Restatement of Credit Agreement dated as of June 14, 1999 (the "Credit Agreement") among the Trust and Van Kampen Senior Floating Rate Fund (the "Co-Borrower") as borrowers, the banks party thereto (the "Financial Institutions"), and Bank of America National Trust and Savings Association ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a credit facility of up to $500,000,000 to the Trust and the Co-Borrower, which is not secured by the assets of the Trust or Co-Borrower or other collateral. As of the date hereof, neither the Trust nor the Co-Borrower has drawn any of the funds available under the Credit Agreement. The proceeds of any amounts borrowed under the Credit Agreement may be used to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer that it may make. The Credit Agreement has terms and conditions substantially similar to the following:

     a. Each of the Trust and the Co-Borrower is entitled to borrow money ("Loans") from the Financial Institutions in amounts which in the aggregate do not exceed the lesser of (i) the $500 million credit facility, provided that the aggregate amount of Loans to the Trust or the Co-Borrower on an individual basis cannot exceed twelve and one half percent (12.5%) of the net asset value of the Trust or Co-Borrower, as the case may be (defined as total assets minus total liabilities minus assets subject to liens).

     b. Loans made under the Credit Agreement, if any, will bear interest daily at the option of the Trust or Co-Borrower, as applicable, (i) at a rate per annum equal to the federal funds rate from time to time plus 0.45%, provided, however, that during the period from December 17, 1999 through January 14, 2000, the rate shall be the federal funds rate plus 0.575%, or (ii) at a rate per annum equal to a reserve-adjusted interbank offered rate offered by BofA's Grand Cayman Branch ("IBOR") plus 0.45% per annum, provided, however, that during the period from December 17, 1999 through January 14, 2000, the rate shall be IBOR plus 0.575%. Each of the Trust and Co-Borrower will bear the expenses of any borrowings attributable to it under the Credit Agreement. Such interest will be due, in arrears, on the outstanding principal amount of each Loan (i) as to any federal funds rate Loan on the last business day of each calendar quarter and (ii) as any offshore rate Loan, from one (1) day to sixty
        (60) days from the date of the Loan, as selected by the Trust or Co-Borrower, as applicable, in advance. Interest on the outstanding principal of the Loans will also be due on the date of any prepayment of any offshore rate Loan and on demand during the existence of an event of default under the Credit Agreement payable by the borrower subject to such event of default. Overdue payments of principal and interest will bear interest, payable upon demand, at a penalty rate. No Loan shall be outstanding for a period of more than sixty (60) days, and there shall be no more than three Interest Periods as defined in the Credit Agreement in effect.

     c. The Trust paid approximately $34,680 of fees and expenses to BofA or its affiliates on the date the Credit Agreement was executed. In addition, during the term of the Credit Agreement, the Trust is obligated to pay its pro rata share (based on the relative net assets of the Fund and Co-Borrower) of a commitment fee computed at the rate of 0.09% per annum on the average daily unused amount of the facility.

     d. The principal amount of any Loan made under the Credit Agreement, if any, is required to be paid sixty (60) days from the date of the Loan. Each of the Trust and Co-Borrower is entitled to prepay a Loan made to it in multiples of $1,000,000, provided that the Trust or Co-Borrower, as applicable, gives sufficient notices of prepayment. On the Commitment Termination Date (as defined below), all outstanding principal and accrued interest under the Credit Agreement will be due and payable in full.

     e. The drawdown of the initial Loan, if any, under the Credit Agreement is subject to certain conditions, including, among other things, the Trust and Co-Borrower, as applicable, executing and delivering a promissory note made payable to the order of each Financial Institution, in the form attached to the Credit Agreement (the "Promissory Notes").

        The drawdown of each Loan, if any, is further conditioned upon the satisfaction of additional conditions, including, without limitation,
        (i) the providing of notice with respect to the Loan, (ii) the asset coverage ratio for the applicable borrower being at least 8 to 1; (iii) there being no default or event of default in existence with respect to the applicable borrower and (iv) the representations and warranties with respect to the applicable borrower made in the Credit Agreement continuing to be true and (v) there being no Loans outstanding with respect to the applicable borrower for more than sixty (60) days on the day preceding the proposed borrowing.

     f. The Credit Agreement contains various affirmative and negative covenants of the Trust and Co-Borrower, including, without limitation, obligations: (i) to provide periodic financial information; (ii) with limited exceptions, to not consolidate with or merge into any other entity or have any other entity merge into it and to not sell all or any substantial part of its assets; (iii) to continue to engage in its current type of business and to maintain its existence as a business trust; (iv) to comply with applicable laws, rules and regulations; (v) to maintain insurance on its property and business; (vi) to limit the amount of its debt based upon 12.5% of the net asset value of the applicable borrower; and (vii) to not create any lien on any of its assets, with certain exceptions.

     g. The Credit Agreement also contains various events of default (with certain specified grace periods), including, without limitation: (i) failure to pay when due any amounts required to be paid to the Financial Institutions under the Credit Agreement or the Promissory Notes; (ii) any material misrepresentations in the Credit Agreement or documents delivered to the Financial Institutions; (iii) failure to observe or perform certain terms, covenants and agreements contained in the Credit Agreement, the Promissory Notes or other documents delivered to the Financial Institutions; (iv) failure to comply with the Trust's or Co-Borrower's, as applicable, fundamental investment policies or investment restrictions; (v) failure to comply by the Trust or Co-Borrower, as applicable, with all material provisions of the Investment Company Act of 1940; (vi) the voluntary or involuntary bankruptcy of the Trust or Co-Borrower, as applicable; (vii) the entry of judgments for the payment of money in excess of $5,000,000 in the aggregate which remains unsatisfied or unstayed for a period of 30 days; and (viii) a change in control of the Trust's or Co-Borrower's, as applicable, investment adviser.

     h. The credit facility provided pursuant to the Credit Agreement will terminate on June 13, 2000 (the "Commitment Termination Date"), unless extended or earlier terminated pursuant to the terms thereof, and all accrued interest and principal will be due thereon.

     Pursuant to guidelines applicable to the Trust and the Co-Borrower, any Loans to the Trust and Co-Borrower will be made on a first-come, first-serve basis. If, at any time, the demand for borrowings by the Trust and Co-Borrower exceeds amounts available under the Credit Agreement, such borrowing will be allocated on a fair and equitable basis, taking into consideration factors, including without limitation, relative net assets of the Trust and Co-Borrower, amounts requested by the Trust and Co-Borrower, and availability of other sources of cash to meet each parties needs.

     The Trust intends to repay any Loans under the Credit Agreement from proceeds from the specified pay-downs from the interests in Senior Loans (as defined below) which will be acquired and from proceeds from the sale of Common Shares.

     The foregoing descriptions of the Credit Agreement do not purport to be complete or final, and are qualified in their entirety by reference to the Credit Agreement included as Exhibit (b) to the Issuer Tender Offer Statement on
Schedule 13E-4 of the Trust. See Section 14.

     13. CERTAIN INFORMATION ABOUT THE TRUST. The Trust was organized as a Massachusetts business trust on July 14, 1989 and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust seeks as high a level of current income as is consistent with the preservation of capital by investing in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. Although the Trust's NAV will vary, the Trust's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Trust's NAV as a result of changes in interest rates. Senior Loans in which the Trust will invest generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks ("Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate or other base lending rates used by commercial lenders. The Senior Loans in the Trust's portfolio at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, the interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, the interest payable to the Trust on its investments in Senior Loans should decrease. The amount of time required to pass before the Trust realizes the effects of changing short-term market interest rates on its portfolio varies with the dollar-weighted average time until next interest rate redetermination on securities in the Trust's portfolio.

     The Trust has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it is able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or participations in Senior Loans purchased from a single lender. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

     VK compensates broker-dealers participating in the continuous offering of the Trust's Common Shares at a rate of 3.0% of the dollar value of Common Shares purchased from the Trust by such broker-dealers. VK also compensates broker-dealers who have entered into sales agreements with VK at an annual rate, paid quarterly, equal to an amount up to 0.35% of the value of Common Shares sold by each respective broker-dealer and remaining outstanding after one year from the date of their original purchase. VK also may provide, from time to time, additional cash incentives to broker-dealers which employ representatives who sell a minimum dollar amount of the Common Shares. All such compensation is or will be paid by VK out of its own assets, and not out of the assets of the Trust. The compensation paid to such broker-dealers and to VK, including the compensation paid at the time of purchase, the quarterly payments, any additional incentives paid from time to time and the Early Withdrawal Charge, if any, will not exceed applicable limitations.

     The principal executive offices of the Trust are located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181-5555.

     Reference is hereby made to Section 9 of this Offer to Purchase and the financial statements attached hereto as Exhibit A which are incorporated herein by reference.

     14. ADDITIONAL INFORMATION. The Trust has filed an Issuer Tender Offer Statement on Schedule 13E-4 with the Securities and Exchange Commission (the "Commission") which includes certain additional information relating to the Offer. Such material may be inspected and copied at prescribed rates at the Commission's public reference facilities at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; Jacob K. Javits Federal Building, 26 Federal Plaza, New York, New York 10278; and, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material may also be obtained by mail at prescribed rates from the Public Reference Branch of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Issuer Tender Offer Statement on Schedule 13E-4 is available along with other related materials at the Commission's internet website (http://www.sec.gov).

     15. CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following discussion is a general summary of the federal income tax consequences of a sale of Common Shares pursuant to the Offer. Shareholders should consult their own tax advisers regarding the tax consequences of a sale of Common Shares pursuant to the Offer, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

     The sale of Common Shares pursuant to the Offer will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or under certain circumstances, as a "dividend." Under Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code"), a sale of Common Shares pursuant to the Offer generally will be treated as a "sale or exchange" if the receipt of cash by the shareholder or by the Depositary on behalf of the shareholder, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class B Shares of a designated VK
Fund: (a) results in a "complete termination" of the shareholder's interest in the Trust, (b) is "substantially disproportionate" with respect to the shareholder, or (c) is "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests has been met, Common Shares actually owned, as well as Common Shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in
Section 318 of the Code, generally must be taken into account. If any of these three tests for "sale or exchange" treatment is met, a shareholder will recognize gain or loss equal to the difference between the amount of cash received by the shareholder or by the Depositary on behalf of the shareholder, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class B Shares of a designated VK Fund, pursuant to the Offer and the tax basis of the Common Shares sold. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the applicable ordinary income rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

     If none of the tests set forth in Section 302(b) of the Code is met, amounts received by a shareholder or by the Depositary on behalf of a shareholder, as the case may be, who sells Common Shares pursuant to the Offer will be taxable to the shareholder as a "dividend" to the extent of such shareholder's allocable share of the Trust's current or accumulated earnings and profits, and the excess of such amounts received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder's tax basis in the Common Shares sold pursuant to the Offer) and any amounts in excess of the shareholder's tax basis would constitute taxable gain. Thus, a shareholder's tax basis in the Common Shares sold will not reduce the amount of the "dividend." Any remaining tax basis in the Common Shares tendered to the Trust will be transferred to any remaining Common Shares held by such shareholder. In addition, if a tender of Common Shares is treated as a "dividend" to a tendering shareholder, a constructive dividend under Section 305(c) of the Code may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Trust has been increased by such tender. The Trust believes, however, that the nature of the repurchase will be such that a tendering shareholder will qualify for "sale or exchange" treatment (as opposed to "dividend" treatment).

     16. EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS. The Trust reserves the right, at any time and from time to time, to extend the period of time during which the Offer is pending by making a public announcement thereof. In the event that the Trust so elects to extend the tender period, the Purchase Price for the Common Shares tendered will be determined as of 5:00 P.M. Eastern Standard time on the Expiration Date, as extended, and the Offer will terminate as of 12:00 Midnight Eastern Standard time on the Expiration Date, as extended. During any such extension, all Common Shares previously tendered and not purchased or withdrawn will remain subject to the Offer. The Trust also reserves the right, at any time and from time to time up to and including the Expiration Date, to (a) terminate the Offer and not to purchase or pay for any Common Shares or, subject to applicable law, postpone payment for Common Shares upon the occurrence of any of the conditions specified in Section 6, and (b) amend the Offer in any respect by making a public announcement thereof. Such public announcement will be issued no later than 9:00 A.M. Eastern Standard time on the next business day after the previously scheduled Expiration Date and will disclose the approximate number of Common Shares tendered as of that date. Without limiting the manner in which the Trust may choose to make a public announcement of extension, termination or amendment, except as provided by applicable law (including Rule 13e-4(e)(2)), the Trust shall have no obligation to publish, advertise or otherwise communicate any such public announcement, other than by making a release to the Dow Jones News Service.

     If the Trust materially changes the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, the Trust will extend the Offer to the extent required by Rule 13e-4 promulgated under the Exchange Act. These rules require that the minimum period during which an offer must remain open following material changes in the terms of the offer or information concerning the offer (other than a change in price or a change in percentage of securities sought) will depend on the facts and circumstances, including the relative materiality of such terms or information. If (i) the Trust increases or decreases the price to be paid for Common Shares, or the Trust increases the number of Common Shares being sought by an amount exceeding 2% of the outstanding Common Shares, or the Trust decreases the number of Common Shares being sought and (ii) the Offer is scheduled to expire at any time earlier than the expiration of a period ending on the tenth business day from, and including, the date that notice of such increase or decrease is first published, sent or given, the Offer will be extended at least until the expiration of such period of ten business days.

     17. MISCELLANEOUS. The Offer is not being made to, nor will the Trust accept tenders from, owners of Common Shares in any jurisdiction in which the Offer or its acceptance would not comply with the securities or Blue Sky laws of such jurisdiction. The Trust is not aware of any jurisdiction in which the making of the Offer or the tender of Common Shares would not be in compliance with the laws of such jurisdiction. However, the Trust reserves the right to exclude holders in any jurisdiction in which it is asserted that the Offer cannot lawfully be made. So long as the Trust makes a good-faith effort to comply with any state law deemed applicable to the Offer, the Trust believes that the exclusion of holders residing in such jurisdiction is permitted under Rule 13e-4(f)(9) promulgated under the Exchange Act. In any jurisdiction the securities or Blue Sky laws of which require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on the Trust's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

June 18, 1999                                 VAN KAMPEN PRIME RATE INCOME TRUST

                            PORTFOLIO OF INVESTMENTS

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal                                       Bank Loan
 Amount                                          Ratings+       Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS
            AEROSPACE/DEFENSE  1.2%
$  7,047    Aerostructures Corp., Term
            Loan............................  NR        BB-    12/31/03     $    7,050,529
   5,500    Decrane Finance Co., Term
            Loan............................  B1        B+     09/30/05          5,500,000
   7,425    Fairchild Holding Corp., Term
            Loan............................  NR        NR     06/18/04          7,425,763
     650    Fairchild Holding Corp.,
            Revolving Credit................  NR        NR     06/18/04            650,005
  38,125    Gulfstream Delaware Corp., Term
            Loan............................  NR        NR     09/30/02         38,127,398
  13,059    K & F Industries, Inc., Term
            Loan............................  Ba3       B+     10/15/05         13,060,710
   7,840    Tri-Star, Inc., Term Loan.......  NR        NR     09/30/03          7,842,182
  14,197    United Defense Industries, Inc.,
            Term Loan.......................  B1        BB-   10/06/05 to
                                                               10/06/06         14,198,853
   3,850    Whittaker Corp., Term Loan......  NR        NR     05/30/03          3,849,996
     795    Whittaker Corp., Revolving
            Credit..........................  NR        NR     05/30/01            794,264
                                                                            --------------
                                                                                98,499,700
                                                                            --------------
            AUTOMOTIVE  2.8%
  34,000    American Axel and Manufacturing,
            Inc., Term Loan.................  B1        B+     04/30/06         34,007,593
   8,423    American Bumper and
            Manufacturing Co., Term Loan....  NR        NR     04/30/04          8,425,376
  56,427    Breed Technologies, Inc., Term
            Loan............................  B1        BB    04/27/04 to
                                                               04/27/06         56,428,164
   3,359    Breed Technologies, Inc.,
            Revolving Credit................  B1        BB    04/27/04 to
                                                               04/27/06          3,359,511
  63,377    Federal Mogul Corp., Term
            Loan............................  Ba2       B+    12/31/03 to
                                                               12/31/05         63,425,630
   1,517    Federal Mogul Corp., Revolving
            Credit..........................  Ba2       B+     03/12/04          1,518,261
  10,000    Insilco Corp., Term Loan........  Ba3       B+     11/24/05          9,999,743
   4,798    JMS Automotive Rebuilders, Inc.,
            Term Loan (a)(b)................  NR        NR     06/30/04          3,946,997
   6,500    Metalforming Technologies, Inc.,
            Term Loan.......................  NR        NR     06/30/05          6,500,824
   7,821    Murray's Discount Auto Stores,
            Inc., Term Loan.................  NR        NR     06/30/03          7,038,938

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal                                       Bank Loan
 Amount                                          Ratings+       Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            AUTOMOTIVE (CONTINUED)
$    225    Murray's Discount Auto Stores,
            Inc., Revolving Credit..........  NR        NR     06/30/03     $      225,000
   9,243    The Plastech Group, Term Loan...  NR        NR    04/01/02 to
                                                               04/01/04          9,239,941
  16,491    Safelite Glass Corp., Term
            Loan............................  B1        B+    12/23/04 to
                                                               12/23/05         16,500,252
                                                                            --------------
                                                                               220,616,230
                                                                            --------------
            BROADCASTING--CABLE  5.4%
   4,646    Adelphia Cable Partners, LP,
            Revolving Credit................  Ba2       BB+    12/31/03          4,652,902
  22,500    Bresnan Communications Co., LP,
            Term Loan.......................  Ba3       BB+    03/31/06         22,529,625
   5,880    Cable Systems International,
            Inc., Term Loan.................  NR        NR     12/31/02          5,881,481
  17,500    Charter Communications
            Entertainment II, Term Loan.....  Ba3       NR     12/31/07         17,503,323
  32,000    Charter Communications
            Entertainment II & Long Beach,
            Term Loan.......................  Ba3       NR     03/31/06         32,014,300
  47,144    Chelsea Communications, Inc.,
            Term Loan.......................  Ba2       NR     12/31/04         47,146,985
  10,400    Encore Investments, Term Loan...  NR        NR     06/30/04         10,409,432
      20    Encore Investments, Revolving
            Credit..........................  NR        NR     06/30/04             20,000
  45,000    Falcon Holdings Group, LP, Term
            Loan............................  Ba3       BB-    12/31/07         44,502,125
  15,000    Frontiervision Operating
            Partners, LP, Term Loan.........  Ba3       BB     03/31/06         15,003,260
  22,083    Garden State Cablevision, LP,
            Revolving Credit................  NR        NR     06/30/05         22,086,929
  53,458    InterMedia Partners IV, LP,                       01/01/05 to
            Term Loan.......................  Ba3       NR     12/31/07         53,461,836
  60,170    Marcus Cable Operating Co.,                       12/31/02 to
            Term Loan.......................  Ba3       B-     04/30/04         60,177,510
   3,411    Marcus Cable Operating Co.,
            Revolving Credit................  Ba3       B-     12/31/02          3,410,571
   1,990    Mark Twain Cablevision, LP,
            Term Loan.......................  NR        NR     06/30/04          1,990,296

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            BROADCASTING--CABLE (CONTINUED)
$ 23,727    TCI Pacific, Inc., Term Loan....  NR        NR     12/31/04     $   23,728,174
  30,286    Triax Midwest Associates, Term
            Loan............................  NR        NR    06/30/06 to
                                                               06/30/07         30,285,956
   1,676    Triax Midwest Associates,
            Revolving Credit................  NR        NR     06/30/06          1,676,552
  27,029    TW Fanch, Revolving Credit......  NR        NR     12/31/04         27,041,126
                                                                            --------------
                                                                               423,522,383
                                                                            --------------
            BROADCASTING--DIVERSIFIED  1.2%
  76,638    Chancellor Broadcasting Co.,
            Term Loan.......................  Ba1       BB-    06/30/05         76,678,832
  18,653    Chancellor Broadcasting Co.,
            Revolving Credit................  Ba1       BB-    06/30/05         18,686,381
                                                                            --------------
                                                                                95,365,213
                                                                            --------------
            BROADCASTING--RADIO  0.4%
  35,000    Jacor Communications, Inc.,
            Term Loan.......................  Ba2       BB-    12/31/04         35,000,720
                                                                            --------------
            BROADCASTING--TELEVISION  1.8%
  11,731    Benedek Broadcasting Corp.,                       05/01/01 to
            Term Loan.......................  B1        NR     11/01/02         11,734,856
  20,000    Black Entertainment Television,
            Inc., Term Loan.................  NR        NR     06/30/06         20,002,856
   9,980    Lin Television Corp., Term
            Loan............................  Ba3       B-     03/31/07          9,980,279
  66,000    Sinclair Broadcasting, Term
            Loan............................  Ba2       BB-    09/15/05         66,012,534
  32,000    TLMD Acquisition Co., Term
            Loan............................  B1        B+     03/31/07         32,006,900
                                                                            --------------
                                                                               139,737,425
                                                                            --------------
            BUILDINGS & REAL ESTATE  0.8%
  20,000    BSL Holdings, Term Loan.........  NR        BB-    12/30/05         20,007,777
  47,222    Walter Industries, Inc., Term
            Loan............................  NR        NR     10/15/03         47,222,048
                                                                            --------------
                                                                                67,229,825
                                                                            --------------
            CHEMICAL, PLASTICS & RUBBER  4.7%
  11,227    Cedar Chemicals Corp., Term
            Loan............................  NR        NR     10/30/03         11,228,880
  10,527    Foamex, LP, Term Loan...........  Ba3       B     06/30/05 to
                                                               06/30/06         10,529,812
   5,357    Foamex, LP, Revolving Credit....  Ba3       B      06/12/03          5,357,153

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            CHEMICAL, PLASTICS & RUBBER (CONTINUED)
$  6,965    General Chemical Group, Term
            Loan............................  NR        BB+    06/15/06     $    6,965,000
  10,000    Harris Speciality Chemicals,
            Term Loan.......................  NR        NR     03/31/06         10,000,000
  14,373    High Performance Plastics, Inc.,
            Term Loan.......................  NR        NR     03/31/05         14,372,993
  40,551    Huntsman Group Holdings, Term
            Loan............................  Ba2       BB    12/31/02 to
                                                               12/31/05         40,574,595
   6,667    Huntsman Group Holdings,
            Revolving Credit................  Ba2       BB     12/31/02          6,666,781
  18,939    Huntsman Specialty Chemical                       03/15/04 to
            Corp., Term Loan................  Ba2       NR     03/15/05         18,951,180
   5,640    Jet Plastica Industries, Inc.,
            Term Loan.......................  NR        NR    12/31/02 to
                                                               12/31/04          5,644,668
  30,000    Kosa, LLC, Term Loan............  Ba1       BB+    12/31/06         30,012,607
  93,487    Lyondell Petrochemical Corp.
            Term Loan.......................  Ba2       BBB-  06/30/99 to
                                                               06/30/05         93,525,450
  15,000    MetoKote Corp., Term Loan.......  NR        NR     11/02/05         15,004,863
   9,837    Pioneer Americas Acquisition
            Corp., Term Loan................  B2        B+     12/31/06          9,847,442
  11,964    Reid Plastics, Inc., Term
            Loan............................  NR        NR     11/12/03         11,971,069
  42,876    Sterling Chemicals, Inc., Term
            Loan............................  Ba3       NR     09/30/04         42,902,004
  11,585    Texas Petrochemicals Corp., Term
            Loan............................  Ba3       NR    06/30/01 to
                                                               06/30/04         11,586,620
   1,867    Texas Petrochemicals Corp.,
            Revolving Credit................  Ba3       NR     12/31/02          1,867,130
   6,538    TruSeal Technologies, Inc., Term
            Loan............................  NR        NR     06/30/04          6,498,436
   8,140    Vinings Industries, Inc., Term
            Loan............................  NR        NR     03/31/05          8,143,946
   4,577    West American Rubber, Term
            Loan............................  NR        NR     06/30/05          4,577,029
                                                                            --------------
                                                                               366,227,658
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            COMMUNICATIONS--TELEPHONE  0.1%
$  4,583    International Data Response,
            Term Loan.......................  NR        NR    12/31/01 to
                                                               12/31/02     $    4,588,346
   7,119    Mitel Corp., Term Loan..........  NR        NR     12/26/03          7,122,106
                                                                            --------------
                                                                                11,710,452
                                                                            --------------
            CONSTRUCTION MATERIALS  1.8%
  21,707    Behr Process Corp., Term Loan...  NR        NR    03/31/02 to
                                                               03/31/05         21,722,941
     882    Behr Process Corp., Revolving
            Credit..........................  NR        NR     03/31/02            882,354
   1,611    Brand Scaffold Services, Inc.,
            Term Loan.......................  B1        NR     09/30/02          1,611,950
      56    Brand Scaffold Services, Inc.,
            Revolving Credit................  B1        NR     09/30/02             55,556
  10,000    Dayton Superior Corp., Term
            Loan............................  NR        NR     09/29/05         10,002,855
   6,833    Flextek Components, Inc. (a)....  NR        NR     02/28/05          5,466,300
  13,632    Falcon Building Products, Inc.,
            Term Loan.......................  B1        B+     06/30/05         13,645,070
  59,449    National Gypsum Co., Term
            Loan............................  NR        NR     09/20/03         59,451,272
   4,655    Panolam Industries, Inc., Term
            Loan............................  B1        NR     10/31/02          4,654,891
   6,919    Reliant Building Products, Inc.,
            Term Loan.......................  B1        B+     03/31/04          6,922,813
  14,850    Werner Holding Co., Term Loan...  Ba3       B+    11/30/04 to
                                                               11/30/05         14,854,498
                                                                            --------------
                                                                               139,270,500
                                                                            --------------
            CONTAINERS, PACKAGING & GLASS  3.8%
  37,500    Dr. Pepper Holdings, Inc., Term
            Loan............................  NR        NR     12/31/05         37,524,317
   8,288    Fleming Packaging Corp., Term
            Loan............................  NR        NR     08/30/04          8,290,907
   9,900    Graham Packaging Co., Term
            Loan............................  B1        B+    01/31/06 to
                                                               01/31/07          9,903,758
  29,663    Huntsman Packaging Corp., Term
            Loan............................  B1        BB-   09/30/05 to
                                                               09/30/06         29,662,500
  29,700    IPC, Inc., Term Loan............  NR        B+     10/02/04         29,776,354
   5,000    Packaging Dynamics, Term Loan...  NR        NR     11/20/05          5,001,795
 165,364    Stone Container Corp., Term
            Loan............................  Ba3       B+    04/01/00 to
                                                               10/01/03        165,534,107

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
$    579    Stone Container Corp., Revolving
            Credit..........................  Ba3       B+     05/15/99     $      579,465
   8,009    Stronghaven, Inc., Term Loan....  NR        NR     05/15/04          7,208,700
   7,146    Tekni-Plex, Inc., Term Loan.....  B1        B+     03/03/06          7,150,120
                                                                            --------------
                                                                               300,632,023
                                                                            --------------
            DIVERSIFIED MANUFACTURING  2.1%
   3,969    Advanced Accessory Systems, LLC,
            Term Loan.......................  B1        B+     10/30/04          3,968,368
   8,955    CII Carbon, LLC, Term Loan......  NR        NR     06/25/08          8,957,202
   6,383    ConMed Corp., Term Loan.........  B1        BB-    12/30/04          6,384,859
   9,850    Desa International, Term Loan...  B2        B+     12/26/04          9,852,468
  27,044    Evenflo & Spalding Holdings
            Corp., Term Loan................  B3        B-    09/30/03 to
                                                               03/30/06         27,044,314
   6,566    Evenflo & Spalding Holdings
            Corp., Revolving Credit.........  B3        B-     09/30/03          6,566,484
  25,757    International Wire Group, Inc.,
            Term Loan.......................  B1        NR     09/30/03         25,762,351
  10,821    Intesys Technologies, Inc., Term
            Loan............................  NR        NR    06/30/04 to
                                                               06/30/06         10,823,292
     427    Intesys Technologies, Inc.,
            Revolving Credit................  NR        NR     06/30/06            426,688
   7,673    M.W. Manufacturers, Term Loan...  NR        NR     09/15/02          7,674,577
  18,476    Neenah Foundry Co., Term Loan...  Ba3       BB-    09/30/05         18,482,065
  12,500    Superior Telecom, Term Loan.....  Ba3       B+     11/27/05         12,504,666
  24,792    UCAR International, Inc., Term
            Loan............................  Ba3       BB-    12/31/02         24,805,373
   6,161    U.F. Acquisition, Term Loan.....  NR        NR     12/15/02          6,163,540
                                                                            --------------
                                                                               169,416,247
                                                                            --------------
            ECOLOGICAL  1.4%
   7,000    Environmental System, Term
            Loan............................  B1        BB-    09/30/05          7,003,661
 104,885    Safety-Kleen Corp., Term Loan...  Ba3       BB    04/03/05 to
                                                               04/03/06        104,904,164
                                                                            --------------
                                                                               111,907,825
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            EDUCATION & CHILD CARE  0.2%
$  8,690    Kindercare Learning Centers,
            Inc., Term Loan.................  Ba3       B+     03/21/06     $    8,690,275
   4,969    La Petite Academy, Inc., Term
            Loan............................  B2        B      05/11/05          4,969,276
                                                                            --------------
                                                                                13,659,551
                                                                            --------------
            ELECTRONICS  2.6%
  29,906    Amphenol Corp., Term Loan.......  Ba3       B+    10/03/04 to
                                                               05/19/06         29,911,135
   6,650    Banker's Systems, Inc., Term
            Loan............................  NR        NR     11/01/02          6,651,655
   7,170    Beltone Electronics, Inc., Term
            Loan............................  NR        NR    10/31/03 to
                                                               10/31/04          7,170,421
   3,861    Caribiner International, Term
            Loan............................  NR        NR     09/30/03          3,861,471
  12,675    Chatham Technologies                              08/18/03 to
            Acquisition, Inc., Term Loan....  NR        NR     08/18/05         12,674,918
   5,872    Claricom, Inc., Term Loan.......  NR        NR     11/30/02          5,871,770
  43,352    DecisionOne Corp., Term Loan....  B1        B-    08/07/03 to
                                                               08/07/05         43,373,468
  16,912    Fairchild Semiconductor Corp.,
            Term Loan.......................  Ba3       BB     03/11/03         16,912,010
   5,400    Fisher Scientific International,                  01/21/05 to
            Inc., Term Loan.................  Ba3       B+     01/21/06          5,502,142
   3,935    Labtec, Inc., Term Loan.........  NR        NR     10/07/04          3,936,285
   4,435    Rowe International, Inc., Term
            Loan (a)........................  NR        NR     03/31/00          4,480,400
   8,643    Sarcom, Inc., Term Loan.........  NR        NR     12/31/02          8,643,126
  24,976    Sterling Diagnostic Imaging,
            Inc., Term Loan.................  NR        NR     09/30/05         24,972,711
   7,500    Stoneridge, Inc., Term Loan.....  Ba3       BB     12/31/05          7,500,000
  18,629    Viasystems, Inc., Term Loan.....  B2        B+    03/31/04 to
                                                               06/30/05         18,633,721
     634    Viasystems, Inc., Revolving
            Credit..........................  B2        B+     12/31/02            633,548
   4,900    WGL Acquisition Corp., Term
            Loan............................  NR        NR     07/30/04          4,900,669
                                                                            --------------
                                                                               205,629,450
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE  3.4%
$ 24,744    AMF Group, Inc., Term Loan......  B1        B     03/31/03 to
                                                               03/31/04     $   24,747,563
  21,500    ASC Network Corp., Term Loan....  NR        NR     05/31/06         21,500,561
   2,200    Camelot Music Holdings, Inc.,
            Revolving Credit................  NR        NR     01/27/02          2,200,000
  20,000    Florida Panthers Holding, Inc.
            Term Loan.......................  NR        NR     06/15/99         20,013,029
   7,920    KSL Recreation Group, Inc.                        04/30/05 to
            Term Loan.......................  B2        B+     04/30/06          7,927,440
   4,752    KSL Recreation Group, Inc.,
            Revolving Credit................  B2        B+     04/30/04          4,755,180
  79,000    Metro-Goldwyn-Mayer, Inc., Term
            Loan............................  NR        NR    03/31/05 to
                                                               03/31/06         79,021,508
  13,980    Metro-Goldwyn-Mayer, Inc.,
            Revolving Credit................  NR        NR     09/30/03         13,982,434
   5,048    Regal Cinemas, Inc., Term
            Loan............................  Ba3       BB-   05/27/06 to
                                                               05/27/07          5,050,954
   9,933    SFX Entertainment, Inc., Term
            Loan............................  B1        B+     03/31/06          9,938,727
   5,236    Six Flags Theme Park, Term
            Loan............................  Ba3       B+     11/30/04          5,236,521
   6,700    Sportcraft, Ltd., Term Loan.....  NR        NR     12/31/02          6,700,081
   4,988    True Temper, Term Loan..........  B1        BB-    09/30/05          4,988,457
  46,819    Viacom, Inc., Term Loan.........  Baa3      BBB-  04/01/02 to
                                                               07/01/02         46,826,940
   1,368    Viacom, Inc., Revolving
            Credit..........................  Baa3      BBB-   07/01/02          1,368,918
  15,000    WestStar Cinemas, Inc., Term
            Loan............................  NR        NR     09/30/05         15,000,478
                                                                            --------------
                                                                               269,258,791
                                                                            --------------
            FARMING & AGRICULTURE  0.7%
  11,000    Doane Pet Care Cos., Term
            Loan............................  B1        B+    12/31/05 to
                                                               12/31/06         11,005,377
  37,459    Seminis, Inc., Term Loan........  NR        NR    12/31/03 to
                                                               12/31/04         37,472,474
   4,912    Walco International, Inc., Term
            Loan............................  NR        NR     03/31/04          4,914,278
                                                                            --------------
                                                                                53,392,129
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            FINANCE  6.6%
$ 14,000    Blackstone Capital Co., Term
            Loan............................  NR        NR     05/31/99     $   14,005,591
  38,000    Bridge Information Systems,
            Inc., Term Loan.................  NR        NR     05/27/05         38,006,516
  30,000    Felcor Suite Hotels, Term
            Loan............................  Ba1       BB+    06/30/01         30,000,000
  31,509    Mafco Finance Corp., Term
            Loan............................  NR        NR     04/28/00         31,523,578
  26,500    Metris Cos., Inc., Term Loan....  Ba3       NR     06/30/03         26,500,627
  39,773    Outsourcing Solutions, Term
            Loan............................  B2        NR     10/15/04         39,780,113
  46,450    Patriot American Hospitality,
            Inc.,                                             03/31/99 to
            Term Loan.......................  NR        NR     03/31/03         46,473,532
  65,000    Paul G. Allen, Term Loan........  NR        NR     06/10/03         65,000,788
 125,000    Starwood Hotels and Resorts,
            Inc.,                                             02/23/99 to
            Term Loan.......................  Ba1       NR     02/23/03        124,950,003
  98,718    Ventas Realty Ltd., Inc., Term
            Loan............................  NR        NR     04/30/03         98,741,625
                                                                            --------------
                                                                               514,982,373
                                                                            --------------
            FOOD/BEVERAGE  2.1%
  46,977    Agrilink Foods, Term Loan.......  B1        BB-   09/30/04 to
                                                               09/30/05         46,978,170
  11,494    Amerifoods Cos., Inc., Term
            Loan............................  NR        NR    06/30/99 to
                                                               06/30/02         10,919,067
   8,898    Edwards Baking Corp., Term
            Loan............................  NR        NR    09/30/03 to
                                                               09/30/05          8,898,375
  12,417    Favorite Brands International,
            Inc., Term Loan.................  B2        B      05/19/05         12,417,230
  19,184    Fleming Cos., Inc., Term Loan...  Ba3       BB+    07/25/04         19,230,661
  15,971    Fleming Cos., Inc., Revolving
            Credit..........................  Ba3       BB+    07/25/03         16,036,217
   7,425    Leon's Bakery, Inc., Term
            Loan............................  NR        NR     05/02/05          7,425,843
   7,220    Mistic Brands, Inc., Term
            Loan............................  NR        NR    06/01/04 to
                                                               06/01/05          7,220,651
  10,864    Southern Foods Group, Inc., Term
            Loan............................  Ba3       BB-    02/28/06         10,867,676
  21,448    Stroh Brewery Co., Term Loan....  NR        NR     06/30/03         21,449,206
                                                                            --------------
                                                                               161,443,096
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            FOOD STORES/GROCERY  1.5%
$ 42,756    Bruno's, Inc., Term Loan (a)
            (b).............................  Caa2      NR    12/02/03 to
                                                               04/15/05     $   38,021,978
   4,830    Bruno's, Inc., Revolving Credit
            (a) (b).........................  Caa2      NR     12/02/03          4,294,150
  12,429    Eagle Family Foods, Inc., Term
            Loan............................  B1        B+     12/31/05         12,435,267
   4,592    Harvest Foods, Inc., Term Loan
            (a) (b).........................  NR        NR     06/30/02             91,830
  30,652    Pathmark Stores, Inc., Term
            Loan............................  B1        B+    06/15/01 to
                                                               12/15/01         30,675,094
   3,127    Pathmark Stores, Inc., Revolving
            Credit..........................  B1        B+     06/15/01          3,139,183
   8,474    Randall's Food Markets, Inc.,
            Term Loan.......................  Ba3       BB-    06/27/06          8,478,130
   5,748    Randall's Food Markets, Inc.,
            Revolving Credit................  Ba3       BB-    06/27/04          5,747,906
   5,000    The Pantry, Inc., Term Loan.....  B1        BB-    01/31/06          5,000,000
   8,391    Star Markets Co., Inc., Term
            Loan............................  Ba3       NR    12/31/02 to
                                                               12/31/03          8,396,731
   2,465    Star Markets Co., Inc.,
            Revolving Credit................  Ba3       NR     12/31/01          2,466,245
                                                                            --------------
                                                                               118,746,514
                                                                            --------------
            HEALTH CARE & BEAUTY AIDS  1.6%
   8,910    Kinetic Concepts, Inc., Term
            Loan............................  Ba3       B+    12/31/04 to
                                                               12/31/05          8,914,800
  16,796    Mary Kay Cosmetics, Inc., Term
            Loan............................  NR        NR     03/06/04         16,804,504
   1,709    Mary Kay Cosmetics, Inc.,
            Revolving Credit................  NR        NR     03/06/04          1,710,180
  24,626    Playtex Products, Inc., Term
            Loan............................  Ba2       BB     09/15/03         24,636,779
  54,725    Revlon Consumer Products Corp.,
            Term Loan.......................  Ba3       BB-    05/30/02         54,761,208
  20,000    24 Hour Fitness, Inc., Term
            Loan............................  NR        NR     12/31/05         20,004,668
                                                                            --------------
                                                                               126,832,139
                                                                            --------------
            HEALTHCARE  10.1%
   3,960    Alliance Imaging, Inc., Term
            Loan............................  B1        B+    12/18/03 to
                                                               06/18/04          3,961,817
   6,545    Charter Behavioral, Revolving
            Credit..........................  NR        NR     06/17/02          6,554,585
  58,480    Community Health Systems, Inc.,                   12/31/03 to
            Term Loan.......................  NR        NR     12/31/05         58,477,692

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
$ 44,472    Dade International, Inc., Term
            Loan............................  B1        NR    12/31/02 to
                                                               12/31/04     $   44,492,723
  15,030    Extendicare Health Services,
            Inc., Term Loan.................  Ba3       B+     12/31/03         15,032,842
  27,397    FPA Medical Management, Inc.,
            Term Loan (a)(b)................  Caa3      D      09/30/01         21,998,694
   4,813    FPA Medical Management, Inc.,
            Debtor in Possession (a)(b).....  Caa3      D      02/01/09          4,812,748
  27,010    Genesis Healthcare Ventures,
            Inc.,                                             09/30/04 to
            Term Loan.......................  Ba3       B+     06/01/05         27,014,470
 148,500    Integrated Health Services,
            Inc.,                                             09/15/03 to
            Term Loan.......................  Ba3       B+     12/31/05        148,532,315
  50,000    Magellan Health Services, Inc.,
            Term Loan.......................  B1        B+     02/12/05         50,050,218
   6,714    Medical Specialties Group, Inc.,                  06/30/01 to
            Term Loan.......................  NR        NR     06/30/04          6,722,790
  11,000    Mediq/PRN Life Support Services,
            Inc., Term Loan.................  B1        B+     06/30/06         11,016,024
   7,500    Meditrust Corp., Term Loan......  NR        NR     07/17/01          7,500,253
  26,490    MedPartners, Inc., Term Loan....  B1        BB-    05/31/01         26,503,659
   5,786    MedPartners, Inc., Revolving
            Credit..........................  B1        BB-    05/31/01          5,786,982
  18,535    Multicare Companies, Inc., Term
            Loan............................  B1        B+    09/30/04 to
                                                               06/01/05         18,536,073
  45,000    National Medical Care, Inc.,
            Term Loan.......................  Ba1       BB     09/30/03         45,019,557
  13,500    Oxford Health Plans, Inc., Term
            Loan............................  B3        B-     05/15/03         13,500,735
  24,950    Paragon Health Network, Inc.,                     03/31/05 to
            Term Loan.......................  Ba3       NR     03/31/06         24,950,948
  34,052    Quest Diagnostics, Inc., Term
            Loan............................  Ba3       BB+   12/05/02 to
                                                               06/30/06         34,053,272
   7,900    SMT Health Services, Inc., Term
            Loan............................  NR        NR     08/30/03          7,899,994
  15,010    Stryker Corp., Term Loan........  Ba2       BB    12/04/05 to
                                                               12/04/06         15,000,438
  49,579    Sun Healthcare Group, Inc.,                       11/12/04 to
            Term Loan.......................  Ba3       B      11/12/05         49,578,563

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
$ 89,100    Total Renal Care Holdings, Inc.,
            Term Loan.......................  Ba2       NR     03/31/08     $   89,126,248
  56,747    Vencor, Inc., Term Loan.........  B1        B-     01/15/05         56,747,866
                                                                            --------------
                                                                               792,871,506
                                                                            --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES &
            DURABLE CONSUMER PRODUCTS  2.6%
  13,000    Corning Consumer Products, Co.,
            Term Loan.......................  B1        BB-    10/09/06         13,000,000
  49,817    Dal-Tile Group, Inc., Term
            Loan............................  NR        NR    12/31/02 to
                                                               12/31/03         49,906,963
   4,085    Dal-Tile Group, Inc., Revolving
            Credit..........................  NR        NR     12/31/02          4,087,246
  34,000    Furniture Brands International,
            Inc., Term Loan.................  NR        NR     06/30/07         34,001,421
  26,045    Imperial Home Decor Group, Inc.,                  03/12/04 to
            Term Loan.......................  B1        B+     03/13/06         26,055,151
   1,802    Imperial Home Decor Group, Inc.,
            Revolving Credit................  B1        B+     03/12/04          1,801,987
  72,635    Renters Choice, Inc., Term
            Loan............................  Ba3       BB-   01/31/06 to
                                                               01/31/07         72,641,230
                                                                            --------------
                                                                               201,493,998
                                                                            --------------
            HOTELS, MOTELS, & GAMING  0.9%
  41,000    Alladin Gaming, LLC, Term
            Loan............................  B2        NR     02/26/08         41,010,259
   9,534    Alliance Gaming Corp., Term
            Loan............................  B1        B      01/31/05          9,536,216
   2,093    Alliance Gaming Corp., Delayed
            Draw Term Loan..................  B1        B      01/31/05          2,093,221
   5,000    Harrah's Jazz Co., Term Loan....  Baa3      BBB-   01/06/06          5,000,363
  11,029    Las Vegas Sands, Inc., Term
            Loan............................  B1        B+     11/30/03         11,031,420
     720    Las Vegas Sands, Inc., Revolving
            Credit..........................  B1        B+     11/30/03            720,059
                                                                            --------------
                                                                                69,391,538
                                                                            --------------
            INSURANCE  0.2%
  17,500    BRW Acquisition, Inc., Term
            Loan............................  NR        NR    07/10/06 to
                                                               07/10/07         17,500,000
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            MACHINERY  0.4%
$  9,500    Alliance Laundry Systems, LLC,
            Term Loan.......................  B1        B+     06/30/05     $    9,509,277
  15,000    Ocean Rig (Norway), Term Loan...  NR        NR     06/01/08         15,003,260
   5,815    RIGCO N. A., LLC, Term Loan.....  NR        NR     09/30/05          5,814,800
                                                                            --------------
                                                                                30,327,337
                                                                            --------------
            MINING, STEEL, IRON, & NON-PRECIOUS METALS  0.7%
   7,437    Alliance Coal Corp., Term
            Loan............................  NR        NR    12/31/01 to
                                                               12/31/02          7,441,006
   8,411    Earle M. Jorgensen, Term Loan...  B1        B+     03/31/04          8,443,339
   9,506    Fairmont Minerals, Ltd., Term
            Loan............................  NR        NR     02/25/05          9,507,730
   8,762    Global Metal Technologies, Term
            Loan............................  NR        NR     03/13/05          8,757,279
  19,900    Ispat Inland, Term Loan.........  Ba3       BB    07/16/05 to
                                                               07/16/06         19,900,000
                                                                            --------------
                                                                                54,049,354
                                                                            --------------
            NATURAL RESOURCES--COAL  0.0%
   4,712    Centennial Resources, Inc., Term                  03/31/02 to
            Loan (a)(b).....................  NR        NR     03/31/04          3,063,767
     647    Centennial Resources, Inc.,                       03/31/02 to
            Debtor in Possession (a)(b).....  NR        NR     03/31/04            647,171
                                                                            --------------
                                                                                 3,710,938
                                                                            --------------
            NON-DURABLE CONSUMER PRODUCTS  0.1%
   4,045    Homemaker Industries, Inc., Term
            Loan............................  NR        NR     06/30/04          4,044,600
                                                                            --------------
            PAPER & FOREST PRODUCTS  0.8%
  24,175    Crown Paper Co., Term Loan......  Ba3       BB     08/23/02         24,195,698
   4,261    Crown Paper Co., Revolving
            Credit..........................  Ba3       BB     08/23/02          4,264,769
   3,761    CST/Office Products, Inc., Term
            Loan............................  NR        NR     12/31/01          3,760,864
  14,925    Le Group Forex, Inc., Term
            Loan............................  NR        BB     06/30/05         14,932,771
  17,156    Paper Acquisition Corp., Term
            Loan............................  NR        NR     06/17/01         17,156,300
                                                                            --------------
                                                                                64,310,402
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            PERSONAL & MISCELLANEOUS SERVICES  0.8%
$  9,466    Accessory Network Group, Term
            Loan............................  NR        NR     07/31/05     $    9,468,650
      17    Borg Warner Security, Revolving
            Credit..........................  B1        BB-    03/31/02             17,874
   8,838    Arena Brands, Inc., Term Loan...  NR        NR     06/01/02          8,837,500
     763    Arena Brands, Inc., Revolving
            Credit..........................  NR        NR     06/01/02            762,517
  22,902    Boyds Collection, Ltd., Term
            Loan............................  Ba3       B+     04/21/06         22,905,150
  13,500    Dimac Corp., Term Loan..........  B1        B+    06/30/06 to
                                                               12/30/06         13,538,410
   4,714    Smarte Carte Corp., Term Loan...  NR        NR     06/30/03          4,716,784
                                                                            --------------
                                                                                60,246,885
                                                                            --------------
            PHARMACEUTICALS  0.3%
  17,167    Endo Pharmaceuticals, Inc., Term
            Loan............................  NR        NR     06/30/04         17,177,547
   5,102    NEN Acquisition, Inc., Term
            Loan............................  NR        NR     03/31/05          5,112,066
                                                                            --------------
                                                                                22,289,613
                                                                            --------------
            PRINTING/PUBLISHING  4.2%
  14,970    Advanstar Communications, Term
            Loan............................  Ba3       B+     04/30/05         14,970,000
  13,158    ADVO, Inc., Term Loan...........  NR        NR     09/29/03         13,159,623
  35,000    American Media Operations, Inc.,
            Term Loan.......................  Ba2       BB-    03/31/04         35,014,163
   9,900    Bear Island Paper Co., LLC, Term
            Loan............................  Ba3       B+     12/31/05          9,902,687
   4,987    Check Printers, Inc., Term
            Loan............................  NR        NR     06/30/05          4,989,482
   8,888    Cygnus Publishing, Inc., Term
            Loan............................  NR        NR     06/05/05          8,900,078
  68,000    Journal Register Co., Term
            Loan............................  Ba1       BB+    09/30/06         68,000,000
  31,770    Morris Communications, Inc.,                      03/31/04 to
            Term Loan.......................  NR        NR     06/30/05         31,770,719
  38,946    Outdoor Systems, Inc., Term
            Loan............................  Ba2       BB-    06/30/04         38,946,118
  19,000    PRIMEDIA, Inc., Term Loan.......  Ba3       NR     06/30/04         19,011,954
   6,350    TransWestern Publishing LP, Term
            Loan............................  Ba3       B+     10/01/04          6,350,285
  14,790    Von Hoffman Press, Inc., Term
            Loan............................  B1        B+    05/30/03 to
                                                               05/30/05         14,800,732
   1,811    Von Hoffman Press, Inc.,
            Revolving Credit................  B1        B+     05/30/03          1,811,507

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            PRINTING/PUBLISHING (CONTINUED)
$  5,000    Yellow Book USA, LP, Term
            Loan............................  NR        NR    12/15/05 to
                                                               12/05/06     $    5,002,883
  45,000    Ziff-Davis Publishing, Inc.,
            Term Loan.......................  Ba2       BB     03/31/05         45,014,682
   9,925    21st Century Newspaper, Inc.,
            Term Loan.......................  NR        NR     09/15/03          9,926,145
                                                                            --------------
                                                                               327,571,058
                                                                            --------------
            RESTAURANTS & FOOD SERVICE  2.1%
  12,438    Applebee's International, Inc.,
            Term Loan.......................  NR        NR     03/31/06         12,438,072
   5,629    California Pizza Kitchen, Inc.,
            Term Loan.......................  NR        NR     09/30/04          5,631,972
   2,443    Carvel Corp., Term Loan.........  NR        NR     06/30/00          2,445,285
  34,188    CKE Restaurants, Inc., Term
            Loan............................  Ba2       NR     04/15/03         34,187,574
  25,000    Domino's Pizza, Term Loan.......  B1        B+    12/21/06 to
                                                               12/21/07         25,011,735
  42,040    S.C. International Services,
            Inc., Term Loan.................  Ba3       B      08/28/02         42,048,868
  31,287    Shoney's, Inc., Term Loan.......  B1        NR     04/30/02         31,313,018
  10,000    Volume Services America, Term
            Loan............................  NR        B+     12/01/06         10,004,178
                                                                            --------------
                                                                               163,080,702
                                                                            --------------
            RETAIL--LUXURY GOODS  0.1%
   7,391    Ebel USA, Inc., Term Loan.......  NR        NR     09/30/01          7,390,595
                                                                            --------------
            RETAIL--OFFICE PRODUCTS  0.7%
   6,354    Identity Group, Inc., Term
            Loan............................  NR        NR     11/22/03          6,354,197
  52,474    U.S. Office Products Co., Term
            Loan............................  B2        B-     06/09/06         52,475,669
                                                                            --------------
                                                                                58,829,866
                                                                            --------------
            RETAIL--OIL & GAS  0.2%
  11,869    TravelCenters of America, Inc.,
            Term Loan.......................  Ba2       BB     03/31/05         11,885,145
                                                                            --------------
            RETAIL--SPECIALTY  0.2%
  12,183    Hollywood Entertainment Corp.,
            Revolving Credit................  Ba3       NR     09/05/02         12,184,986
   6,627    Luxottica Group SPA, Term
            Loan............................  NR        NR     06/30/01          6,626,825
                                                                            --------------
                                                                                18,811,811
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            RETAIL - STORES  1.0%
$ 11,500    Advance Stores Co., Term Loan...  B1        NR     04/15/06     $   11,500,524
   1,985    American Blind and Wallpaper
            Factory, Inc. ..................  NR        NR     12/31/05          2,034,184
   5,868    Kirkland's Holdings, Term
            Loan............................  NR        NR     06/30/02          5,868,099
   7,442    Nebraska Book Co., Inc., Term
            Loan............................  B1        B+     03/31/06          7,442,651
  22,249    Payless Cashways, Inc., Term
            Loan............................  NR        NR     11/30/02         22,249,336
   7,100    Payless Cashways, Inc.,
            Revolving Credit................  NR        NR     05/31/02          7,100,296
  15,702    Peebles, Inc., Term Loan........  NR        NR     06/09/02         15,702,844
   4,902    Vitamin Shoppe Industries, Inc.,
            Term Loan.......................  NR        NR     05/15/04          4,903,455
                                                                            --------------
                                                                                76,801,389
                                                                            --------------
            TELECOMMUNICATIONS - CELLULAR  3.6%
  20,000    American Cellular Wireless,
            Inc., Term Loan.................  B2        NR     06/30/07         19,987,875
 100,000    BCP SP Ltd., Term Loan..........  NR        NR     03/31/00         99,353,094
  75,000    Cellular, Inc., Financial Corp.                   09/18/06 to
            (CommNet), Term Loan............  B1        B      09/18/07         74,967,546
  65,000    Western Wireless Corp., Term
            Loan............................  B1        NR     03/31/05         65,008,693
  20,000    Wireless One Network, Term
            Loan............................  NR        NR     09/30/07         20,008,465
                                                                            --------------
                                                                               279,325,673
                                                                            --------------
            TELECOMMUNICATIONS - HYBRID  1.8%
  13,652    Atlantic Crossing, Term Loan....  NR        NR     11/30/02         13,650,591
 100,000    Nextel Finance Co., Term Loan...  Ba3       B-     09/30/06        100,004,727
  10,000    Nextel Finance Co., Term Loan
            (Argentina).....................  NR        NR     03/31/03         10,003,952
  15,000    Pacific Crossing Ltd., Term
            Loan............................  NR        NR     07/28/06         15,000,000
                                                                            --------------
                                                                               138,659,270
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--PERSONAL COMMUNICATION
            SYSTEMS  2.5%
$ 55,000    Cox Communications, Inc., Term
            Loan............................  Baa2      NR     12/31/06     $   55,011,530
  74,472    Omnipoint Communications, Inc.,
            Term Loan.......................  B2        B      02/17/06         74,489,296
  11,000    Powertel PCS, Inc., Revolving
            Credit..........................  NR        NR     03/31/06         11,006,238
  17,000    Telecorp PCS, Inc., Term Loan...  NR        NR     12/05/07         17,007,121
  42,000    Triton PCS, Inc., Term Loan.....  B1        B      05/04/07         42,014,253
                                                                            --------------
                                                                               199,528,438
                                                                            --------------
            TELECOMMUNICATIONS--WIRELESS MESSAGING  2.0%
  27,431    Arch Communications, Inc., Term
            Loan............................  B3        B     12/31/02 to
                                                               06/30/06         27,437,609
  15,000    CCPR Services, Inc., Term
            Loan............................  NR        NR     06/30/02         15,008,648
  48,000    Iridium Operating LLC, Term
            Loan............................  NR        B      12/29/00         46,796,996
  47,257    Mobilemedia Communications,
            Inc.,                                             06/30/02 to
            Term Loan.......................  Caa3      D      06/30/03         47,257,316
   1,882    Mobilemedia Communications,
            Inc., Revolving Credit..........  Caa3      D      06/30/02          1,881,821
   9,500    Teletouch Communications, Inc.,
            Term Loan.......................  NR        NR     11/30/05          9,500,000
  11,000    TSR Wireless LLC, Term Loan.....  NR        NR     06/30/05         10,996,790
                                                                            --------------
                                                                               158,879,180
                                                                            --------------
            TEXTILES & LEATHER  1.1%
  11,155    American Marketing Industries,
            Inc., Term Loan.................  NR        NR     11/30/02         11,157,464
   8,865    GFSI, Inc., Term Loan...........  NR        NR     03/31/04          8,873,607
   9,600    Humphrey's, Inc., Term Loan.....  Caa1      B+     01/15/03          9,608,134
  14,367    Joan Fabrics Corp., Term Loan...  NR        NR    06/30/05 to
                                                               06/30/06         14,371,504
  15,213    Johnston Industries, Inc., Term
            Loan............................  NR        NR     07/01/00         15,213,150
  13,965    Norcross Safety Prod., Term
            Loan............................  NR        NR     10/02/05         13,965,000

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            TEXTILES & LEATHER (CONTINUED)
$  9,767    Polyfibron Technologies, Inc.,
            Term Loan.......................  NR        NR     12/28/03     $    9,768,120
   6,912    William Carter Co., Term Loan...  Ba3       BB-    10/30/03          6,918,459
                                                                            --------------
                                                                                89,875,438
                                                                            --------------
            TRANSPORTATION--CARGO  1.3%
  26,893    Atlas Freighter Leasing, Inc.,                    05/29/04 to
            Term Loan.......................  Ba3       NR     06/30/04         26,897,994
   9,925    CTC Distribution Services, LLC,
            Term Loan.......................  NR        NR     02/15/06          9,927,004
  39,178    Evergreen International                           05/31/02 to
            Aviation, Inc., Term Loan.......  Ba3       NR     05/31/03         39,211,954
   7,550    Gemini Air Cargo, Inc., Term
            Loan............................  B1        NR     12/12/02          7,552,526
   7,425    North American Van Lines, Inc.,
            Term Loan.......................  NR        NR     03/30/05          7,428,216
   8,959    OmniTrax Railroads, LLC, Term
            Loan............................  NR        NR     05/14/05          8,962,439
                                                                            --------------
                                                                                99,980,133
                                                                            --------------
            TRANSPORTATION--MANUFACTURING COMPONENTS  0.8%
  27,720    Cambridge Industries, Inc., Term
            Loan............................  B1        NR     06/30/05         27,743,749
   9,235    Eagle-Picher Industries, Inc.,                    08/31/05 to
            Term Loan.......................  B1        B+     08/31/06          9,235,200
  24,938    SPX Corp., Term Loan............  Ba3       BB     03/31/06         24,956,060
                                                                            --------------
                                                                                61,935,009
                                                                            --------------
            TRANSPORTATION--PERSONAL  0.9%
  16,814    Blue Bird Body Co., Term Loan...  Ba2       BB-   11/02/02 to
                                                               11/01/03         16,814,167
  49,964    Continental Airlines, Inc., Term
            Loan............................  Ba1       BB    07/31/02 to
                                                               07/31/04         49,984,470
                                                                            --------------
                                                                                66,798,637
                                                                            --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.2%
  16,095    Johnstown America Industries,
            Inc., Term Loan.................  B1        BB-    03/31/03         16,096,599
                                                                            --------------
            TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  85.8%...........    6,738,765,358
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                        Borrower                                                Value
------------------------------------------------------------------------------------------
            FIXED INCOME SECURITIES  0.7%
            London Fog Industries, Inc. ($13,541,264 par, 10.00% coupon,
            maturing 02/27/03)...........................................   $   13,541,264
            Satelites Mexicanos ($39,907,000 par, 9.06% coupon, maturing
            06/30/04)....................................................       39,956,884
                                                                            --------------
            TOTAL FIXED INCOME SECURITIES................................       53,498,148
                                                                            --------------
            EQUITIES  1.3%
            AFC Enterprises, Inc. (604,251 common shares) (c)(d).........        4,682,945
            American Blind and Wallpaper Factory, Inc. (198,600 common
            shares) (c)(d)...............................................        3,505,910
            Best Products Co., Inc. (297,480 common shares) (d)..........                0
            Best Products Co., Inc. (Warrants for 28,080 common shares)
            (d)..........................................................                0
            Camelot Music Holdings, Inc. (1,994,717 common shares)
            (c)(d).......................................................       55,901,939
            Classic Cable, Inc. (Warrants for 760 common shares) (d).....                0
            Dan River, Inc. (192,060 common shares) (d)..................        1,896,592
            Flagstar Cos., Inc. (8,755 common shares) (d)................               22
            London Fog Industries, Inc. (1,083,301 common shares)
            (c)(d).......................................................       16,401,177
            London Fog Industries, Inc., (Warrants for 66,580 common
            shares) (c)(d)...............................................                0
            Fleer/Marvel Entertainment, Inc. (537,526 preferred
            shares)......................................................       10,680,642
            Fleer/Marvel Entertainment, Inc. (891,340 common shares)
            (d)..........................................................        5,682,292
            Nextel Communications, Inc. (Warrants for 60,000 common
            shares) (c)(d)...............................................        1,020,000
            Payless Cashways, Inc. (1,024,159 common shares) (d).........        2,432,378
            Rigco N.A., L.L.C. (Warrants for .325% interest of company's
            fully diluted equity) (d)....................................           16,250
            Rowe International, Inc. (91,173 common shares) (c)(d).......        2,500,900
            Sarcom, Inc. (43 common shares) (c)(d).......................                0
                                                                            --------------
            TOTAL EQUITIES...............................................      104,721,047
                                                                            --------------
            TOTAL LONG-TERM INVESTMENTS  87.8%
            (Cost $6,922,107,824)........................................    6,896,984,553
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                        Borrower                                                Value
------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS  11.2%
            COMMERCIAL PAPER  3.2%
            Boeing Capital Corp. ($13,375,000 par, maturing 02/01/99,
            yielding 4.84%)..............................................   $   13,375,000
            Boston Scientific Corp. ($7,180,000 par, maturing 02/26/99,
            yielding 5.25%)..............................................        7,153,823
            Case Credit Corp. ($5,000,000 par, maturing 03/12/99,
            yielding 4.96%)..............................................        4,973,133
            Comdisco, Inc. ($14,250,000 par, maturing 02/11/99, yielding
            5.68%).......................................................       14,227,517
            CSX Corp. ($50,000,000 par, maturing 02/03/99 to 03/30/99,
            yielding 4.97% to 5.00%).....................................       49,775,635
            CVS Corp. ($12,500,000 par, maturing 02/10/99, yielding
            4.98%).......................................................       12,484,437
            FDX Corp. ($15,000,000 par, maturing 02/25/99, yielding
            6.00%).......................................................       14,940,000
            McKesson Corp. ($20,000,000 par, maturing 02/04/99, yielding
            5.00%).......................................................       19,991,667
            Raytheon Co. ($2,444,000 par, maturing 03/12/99, yielding
            5.00%).......................................................        2,430,762
            Safeway, Inc. ($50,000,000 par, maturing 02/12/99 to
            02/17/99, yielding 4.99%)....................................       49,909,903
            Sprint Capital Corp. ($15,000,000 par, maturing 02/24/99,
            yielding 5.00%)..............................................       14,952,083
            Tandy Corp. ($18,000,000 par, maturing 02/04/99 to 02/11/99,
            yielding 4.97%)..............................................       17,982,881
            Texas Utilities Co. ($20,000,000 par, maturing 02/10/99,
            yielding 4.93%)..............................................       19,975,350
            Western Resources, Inc. ($8,000,000 par, maturing 02/04/99,
            yielding 4.90%)..............................................        7,996,733
                                                                            --------------
            TOTAL COMMERCIAL PAPER.......................................      250,168,924
                                                                            --------------
            SHORT-TERM LOAN PARTICIPATIONS  8.0%
            Airtouch Communications, Inc. ($15,000,000 par, maturing
            02/16/99, yielding 5.11%)....................................       15,000,000
            Alltel Corp. ($15,000,000 par, maturing 02/08/99, yielding
            4.90%).......................................................       15,000,000
            American Stores Co. ($50,000,000 par, maturing 02/19/99 to
            03/15/99, yielding 4.98% to 5.08%)...........................       50,000,000
            Anadarko Pete Corp. ($50,000,000 par, maturing 02/02/99 to
            02/08/99, yielding 4.94% to 4.96%)...........................       50,000,000

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                        Borrower                                                Value
------------------------------------------------------------------------------------------
            SHORT-TERM LOAN PARTICIPATIONS (CONTINUED)
            Cabot Corp. ($29,900,000 par, maturing 02/05/99 to 02/19/99,
            yielding 5.08% to 5.73%).....................................   $   29,900,000
            Case Credit Corp. ($45,000,000 par, maturing 02/02/99 to
            02/26/99, yielding 5.05% to 5.91%)...........................       45,000,000
            Centex Corp. ($34,450,000 par, maturing 02/18/99 to 02/25/99,
            yielding 4.97% to 5.03%).....................................       34,450,000
            Central and Southwest Corp. ($50,000,000 par, maturing
            03/04/99 to 04/27/99, yielding 5.00% to 5.11%)...............       50,000,000
            Cincinnati Gas and Electric Co. ($9,345,000 par, maturing
            02/02/99, yielding 5.10%)....................................        9,345,000
            ConAgra, Inc. ($50,000,000 par, maturing 02/01/99 to
            02/24/99, yielding 4.93% to 5.01%)...........................       50,000,000
            Enron Corp. ($37,000,000 par, maturing 02/01/99, yielding
            4.98%).......................................................       37,000,000
            Fluor Corp. ($25,000,000 par, maturing 02/04/99 to 02/09/99,
            yielding 4.85% to 4.88%).....................................       25,000,000
            GTE Funding, Inc. ($15,500,000 par, maturing 02/05/99,
            yielding 4.82%)..............................................       15,500,000
            Nipsco Capital Markets, Inc. ($23,500,000 par, maturing
            02/05/99, yielding 5.02%)....................................       23,500,000
            Ralston Purina Co. ($31,250,000 par, maturing 02/01/99 to
            02/09/99, yielding 4.95% to 5.00%)...........................       31,250,000
            Rayonier, Inc. ($10,000,000 par, maturing 02/09/99, yielding
            5.02%).......................................................       10,000,000
            Temple Inland, Inc. ($50,000,000 par, maturing 02/02/99 to
            02/23/99, yielding 5.02% to 5.92%)...........................       50,000,000
            Universal Corp. ($56,000,000 par, maturing 02/11/99 to
            02/16/99, yielding 5.02% to 5.06%)...........................       56,000,000
            Western Resources, Inc. ($32,000,000 par, maturing 02/03/99
            to 02/22/99, yielding 4.97% to 5.00%)........................       32,000,000
                                                                            --------------
            TOTAL SHORT-TERM LOAN PARTICIPATIONS.........................      628,945,000
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                                Value
------------------------------------------------------------------------------------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $879,113,924)..........................................   $  879,113,924
                                                                            --------------
            TOTAL INVESTMENTS  99.0%
            (Cost $7,801,221,748)........................................    7,776,098,477
            OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%..................       75,803,012
                                                                            --------------
            NET ASSETS  100.0%...........................................   $7,851,901,489
                                                                            ==============

NR = Not Rated
+ Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below Investment grade.

(a) This Senior Loan interest is non-income producing.

(b) This Borrower has filed for protection in federal bankruptcy court.

(c) Restricted security.

(d) Non-income producing security as this stock currently does not declare dividends.

 * Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

 ** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $7,801,221,748).....................    $7,776,098,477
Receivables:
  Interest and Fees.........................................        75,306,116
  Fund Shares Sold..........................................        24,759,715
Other.......................................................             9,281
                                                                --------------
      Total Assets..........................................     7,876,173,589
                                                                --------------
LIABILITIES:
Payables:
  Income Distributions......................................         7,830,606
  Investment Advisory Fee...................................         6,186,576
  Distributor and Affiliates................................         2,486,646
  Administrative Fee........................................         1,673,592
  Fund Shares Repurchased...................................           797,339
Accrued Expenses............................................         4,088,474
Deferred Facility Fees......................................           983,118
Trustees' Deferred Compensation and Retirement Plans........           225,749
                                                                --------------
      Total Liabilities.....................................        24,272,100
                                                                --------------
NET ASSETS..................................................    $7,851,901,489
                                                                ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 791,217,837 shares issued and
  outstanding)..............................................    $    7,912,178
Paid in Surplus.............................................     7,905,821,414
Accumulated Undistributed Net Investment Income.............        10,138,427
Net Unrealized Depreciation.................................       (25,123,271)
Accumulated Net Realized Loss...............................       (46,847,259)
                                                                --------------
NET ASSETS..................................................    $7,851,901,489
                                                                ==============
NET ASSET VALUE PER COMMON SHARE ($7,851,901,489 divided by
  791,217,837 shares outstanding)...........................    $         9.92
                                                                ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $295,703,178
Fees........................................................       3,633,129
Other.......................................................       1,416,662
                                                                ------------
    Total Income............................................     300,752,969
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................      35,781,437
Administrative Fee..........................................       9,665,933
Shareholder Services........................................       3,709,369
Legal.......................................................       1,104,800
Custody.....................................................         360,764
Trustees' Fees and Expenses.................................         158,417
Other.......................................................       1,875,721
                                                                ------------
    Total Expenses..........................................      52,656,441
                                                                ------------
NET INVESTMENT INCOME.......................................    $248,096,528
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $(19,580,325)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (5,181,222)
  End of the Period.........................................     (25,123,271)
                                                                ------------
Net Unrealized Depreciation During the Period...............     (19,942,049)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(39,522,374)
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $208,574,154
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended January 31, 1999
                  and the Year Ended July 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months Ended     Year Ended
                                                  January 31, 1999   July 31, 1998
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income...........................   $  248,096,528    $  461,572,692
Net Realized Loss...............................      (19,580,325)      (17,725,403)
Net Unrealized Appreciation/Depreciation During
  the Period....................................      (19,942,049)       26,278,934
                                                   --------------    --------------
Change in Net Assets from Operations............      208,574,154       470,126,223
Distributions from Net Investment Income........     (248,711,244)     (461,726,242)
                                                   --------------    --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................      (40,137,090)        8,399,981
                                                   --------------    --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Sold................      932,775,966     1,654,063,711
Value of Shares Issued Through Dividend
  Reinvestment..................................      133,699,433       245,628,149
Cost of Shares Repurchased......................     (487,320,223)     (832,176,219)
                                                   --------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................      579,155,176     1,067,515,641
                                                   --------------    --------------
TOTAL INCREASE IN NET ASSETS....................      539,018,086     1,075,915,622
NET ASSETS:
Beginning of the Period.........................    7,312,883,403     6,236,967,781
                                                   --------------    --------------
End of the Period (including accumulated
  undistributed
  net investment income of $10,138,427 and
  $10,753,143, respectively)....................   $7,851,901,489    $7,312,883,403
                                                   ==============    ==============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

             For the Six Months Ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


CHANGE IN NET ASSETS FROM OPERATIONS........................    $ 208,574,154
                                                                -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................     (522,173,587)
  Increase in Interest and Fees Receivables.................      (17,539,292)
  Decrease in Receivable for Investments Sold...............        9,271,953
  Decrease in Other Assets..................................           46,315
  Decrease in Deferred Facility Fees........................       (2,290,802)
  Increase in Investment Advisory and Administrative Fees
    Payable.................................................          532,632
  Increase in Distributor and Affiliates Payable............        1,187,308
  Increase in Accrued Expenses..............................           14,140
  Increase in Deferred Compensation and Retirement Plans
    Expenses................................................           69,574
                                                                -------------
    Total Adjustments.......................................     (530,881,759)
                                                                -------------
NET CASH USED FOR OPERATING ACTIVITIES......................     (322,307,605)
                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................      934,422,994
Payments on Shares Repurchased..............................     (487,891,528)
Decrease in Intra-day Credit Line with Custodian Bank.......       (7,513,945)
Cash Dividends Paid.........................................     (116,709,916)
                                                                -------------
  Net Cash Provided by Financing Activities.................      322,307,605
                                                                -------------
NET INCREASE IN CASH........................................              -0-
Cash at Beginning of the Period.............................              -0-
                                                                -------------
CASH AT END OF THE PERIOD...................................    $         -0-
                                                                =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                     Six Months                 Year Ended July 31,
                                       Ended         -----------------------------------------
                                  January 31, 1999     1998       1997       1996       1995
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.....................      $ 9.976       $  9.963   $ 10.002   $ 10.046   $ 10.052
                                       -------       --------   --------   --------   --------
  Net Investment Income..........         .323           .675       .701       .735       .756
  Net Realized and Unrealized
    Gain/Loss....................        (.050)          .015      (.042)     (.028)     (.004)
                                       -------       --------   --------   --------   --------
Total from Investment
  Operations.....................         .273           .690       .659       .707       .752
Less Distributions from Net
  Investment Income..............         .325           .677       .698       .751       .758
                                       -------       --------   --------   --------   --------
Net Asset Value, End of the
  Period.........................      $ 9.924       $  9.976   $  9.963   $ 10.002   $ 10.046
                                       =======       ========   ========   ========   ========
Total Return (a).................        2.67%*         7.22%      6.79%      7.22%      7.82%
Net Assets at End of the Period
  (In millions)..................      $7,851.9      $7,312.9   $6,237.0   $4,865.8   $2,530.1
Ratio of Expenses to Average Net
  Assets.........................        1.36%          1.41%      1.42%      1.46%      1.49%
Ratio of Net Investment Income to
  Average
  Net Assets.....................        6.42%          6.81%      7.02%      7.33%      7.71%
Portfolio Turnover (b)...........          21%*           73%        83%        66%        71%

(a) Total Return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) Calculation includes the proceeds from repayments and sales of variable rate senior loan interests.

 * Non-Annualized.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to United States corporations, partnerships and other entities. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests, totaling $6,738,765,358 (85.8% of net assets) is determined in the absence of actual market values by Van Kampen Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interests, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Variable Rate Senior Loan interest. Equity securities are valued on the basis of prices furnished by

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

pricing services or as determined in good faith by the Adviser. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are recognized as income ratably over the expected life of the loan. Facility fees on senior loans purchased after July 31, 1997, are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $3,873,769, which will expire between July 31, 2004 and July 31, 2006. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, past October losses which may not be recognized for tax purposes until the first day of the following fiscal year and losses that were recognized for tax purposes but not for book purposes at the end of the fiscal year.

    At January 31, 1999, for federal income tax purposes cost of long- and short-term investments is $7,804,800,175, the aggregate gross unrealized appreciation is $21,381,523 and the aggregate gross unrealized depreciation is $50,083,221 resulting in net unrealized depreciation of $28,701,698.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $4.0 billion....................................    .950 of 1%
Next $3.5 billion.....................................    .900 of 1%
Next $2.5 billion.....................................    .875 of 1%
Over $10.0 billion....................................    .850 of 1%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the six months ended January 31, 1999, the Trust recognized expenses of approximately $181,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended January 31, 1999, the Trust recognized expenses of approximately $43,400 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust.

    Van Kampen Investor Services Inc., ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the six months ended January 31, 1999, the Trust recognized expenses for these services of approximately $2,722,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At January 31, 1999 and July 31, 1998, paid in surplus aggregated $7,905,821,414 and $7,327,247,726, respectively.

   Transactions in common shares were as follows:

                                            Six Months Ended     Year Ended
                                            January 31, 1999    July 31, 1998
-----------------------------------------------------------------------------
Beginning Shares...........................   733,069,022        626,018,023
                                              -----------        -----------
Shares Sold................................    93,820,648        165,907,778
Shares Issued Through Dividend
  Reinvestment.............................    13,452,361         24,636,104
Shares Repurchased.........................   (49,124,194)       (83,492,883)
                                              -----------        -----------
Net Increase in Shares Outstanding.........    58,148,815        107,050,999
                                              -----------        -----------
Ending Shares..............................   791,217,837        733,069,022
                                              ===========        ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,580,287,355 and $1,455,277,827, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the six months ended January 31, 1999, 49,124,194 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Van Kampen. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                            WITHDRAWAL
                   YEAR OF REPURCHASE                         CHARGE
----------------------------------------------------------------------
First...................................................       3.0%
Second..................................................       2.5%
Third...................................................       2.0%
Fourth..................................................       1.5%
Fifth...................................................       1.0%
Sixth and following.....................................       0.0%

    For the six months ended January 31, 1999, Van Kampen received early withdrawal charges of approximately $6,994,500 in connection with tendered shares of the Trust.

7. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $355,102,634 as of January 31, 1999. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Trust has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on April 15, 1999. The proceeds of any borrowing by the Trust under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees of .065% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .375%. There have been no borrowings under this agreement to date. The Trust is currently evaluating alternative credit arrangements to provide additional liquidity for tender offers. The Trust expects that any such arrangements would have customary covenants and default limitations. There can be no assurance that the Trust will enter into future credit arrangements.

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, Selling Participant or other persons interpositioned between the Trust and the borrower.

    At January 31, 1999, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                    PRINCIPAL
                                                     AMOUNT       VALUE
              SELLING PARTICIPANT                     (000)       (000)
-------------------------------------------------------------------------
Lehman Brothers.................................    $100,000     $100,000
Bank of New York................................      52,220       52,235
Bankers Trust...................................      45,331       45,347
Chase Securities Inc............................      10,684       10,685
Donaldson Lufkin Jenrette.......................       9,243        9,240
Canadian Imperial Bank of Commerce..............       3,442        3,444
Goldman Sachs...................................       3,256        3,257
                                                    --------     --------
Total...........................................    $224,176     $224,208
                                                    ========     ========

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Prime Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Prime Rate Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 1998, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and selling or agent banks; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Prime Rate Income Trust as of July 31, 1998, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois

September 4, 1998

                            PORTFOLIO OF INVESTMENTS

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS  90.5%
            AEROSPACE/DEFENSE  1.6%
$  7,074    Aerostructures Corp., Term Loan.......................  NR             NR           12/31/03         $    7,074,194
   4,766    Alliant Techsystems, Inc., Term Loan..................  Ba2            BB           03/15/01              4,769,907
   7,500    Fairchild Holding Corp., Term Loan....................  NR             NR           06/18/04              7,500,000
  42,813    Gulfstream Delaware Corp., Term Loan..................  NR             NR           09/30/02             42,825,899
  15,248    K & F Industries, Inc., Term Loan.....................  Ba3            B+           10/15/05             15,247,755
   7,920    Tri-Star, Inc., Term Loan.............................  NR             NR           09/30/03              7,929,384
  27,209    United Defense Industries, Inc., Term Loan............  B1             B+     10/06/05 to 10/06/06       27,207,940
   6,538    Whittaker Corp., Term Loan............................  NR             NR           05/30/03              6,538,464
   2,000    Whittaker Corp., Revolving Credit.....................  NR             NR           05/30/01              2,000,000
                                                                                                                 --------------
                                                                                                                    121,093,543
                                                                                                                 --------------
            AUTOMOTIVE  2.7%
  34,000    American Axle and Manufacturing, Inc., Co., Term
            Loan..................................................  NR             NR           04/30/06             34,000,000
   8,500    American Bumper and Manufacturing Co., Term Loan......  NR             NR           04/30/04              8,507,780
  40,970    Breed Technologies, Inc., Term Loan...................  B1             BB     04/27/04 to 04/27/06       40,970,032
  68,701    Federal Mogul Corp., Term Loan........................  Ba2            NR     12/31/03 to 12/31/05       68,710,580
     379    Federal Mogul Corp., Revolving Credit.................  Ba2            NR           03/12/04                379,562
   4,904    JMS Automotive Rebuilders, Inc., Term Loan............  NR             NR           06/30/04              4,903,681
   7,883    Murray's Discount Auto Stores, Inc., Term Loan........  NR             NR           06/30/03              7,882,625
   9,748    The Plastech Group, Term Loan.........................  NR             NR     04/01/02 to 04/01/04        9,747,576
  20,000    Safelite Glass Corp., Term Loan.......................  Ba3            NR     12/23/04 to 12/23/05       20,000,044
                                                                                                                 --------------
                                                                                                                    195,101,880
                                                                                                                 --------------
            BROADCASTING -- CABLE  7.7%
  19,175    Adelphia Cable Partners, L.P., Revolving Credit.......  Ba2            NR           12/31/03             19,205,696
  22,500    Bresnan Communications Co., L.P., Term Loan...........  NR             NR           03/31/06             22,567,009
   5,910    Cable Systems International, Inc., Term Loan..........  NR             NR           12/31/02              5,912,020
  43,971    Charter Communications Entertainment I, Term Loan.....  NR             NR           06/30/04             43,971,090
  17,500    Charter Communications Entertainment II, Term Loan....  Ba3            NR           12/31/07             17,500,025
  32,000    Charter Communications Entertainment II & Long Beach,
            Term Loan.............................................  Ba3            NR           03/31/06             32,049,512
  47,381    Chelsea Communications, Inc., Term Loan...............  NR             NR           12/31/04             47,381,250
  16,603    Coaxial Communications of Central Ohio, Term Loan.....  NR             NR           12/31/99             16,603,352
  12,000    Encore Investments, Term Loan.........................  NR             NR           06/30/04             12,000,314
  37,000    Falcon Holdings Group, L.P., Term Loan................  Ba3            BB           12/31/07             37,000,057
  15,000    Frontiervision Operating Partners, L.P., Term Loan....  Ba3            BB           03/31/06             15,000,043
  22,361    Garden State Cablevision, L.P., Revolving Credit......  NR             NR           06/30/05             22,358,780
  14,972    Hilton Head Communications, L.P., Revolving Credit....  NR             NR           06/30/03             14,996,182
  11,000    Insight Communication Co., L.P., Term Loan............  NR             NR           03/31/05             11,007,462
   7,360    Insight Communication Co., L.P., Revolving Credit.....  NR             NR           03/31/05              7,367,956
  53,500    InterMedia Partners IV, L.P., Term Loan...............  Ba3            NR     01/01/05 to 12/31/07       53,504,334
  62,427    Marcus Cable Operating Co., Term Loan.................  Ba3            NR     12/31/02 to 04/30/04       62,454,707
   4,171    Marcus Cable Operating Co., Revolving Credit..........  Ba3            NR           12/31/02              4,171,005
   4,426    Mark Twain Cablevision, L.P., Term Loan...............  NR             NR           06/30/04              4,426,981
  23,727    TCI Pacific, Inc., Term Loan..........................  NR             NR           12/31/04             23,725,330
  30,286    Triax Midwest Associates, Term Loan...................  NR             NR     06/30/06 to 06/30/07       30,286,004
     798    Triax Midwest Associates, Revolving Credit............  NR             NR           06/30/06                798,258
  27,029    TW Fanch, Revolving Credit............................  NR             NR           12/31/04             27,065,373
  17,000    UCA Group, Revolving Credit...........................  NR             NR           09/30/03             17,000,318
  15,000    USA Networks, Inc., Term Loan.........................  Ba1            NR           12/31/03             15,000,093
                                                                                                                 --------------
                                                                                                                    563,353,151
                                                                                                                 --------------

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)
            BROADCASTING -- DIVERSIFIED  1.4%
$ 76,638    Chancellor Broadcasting Co., Term Loan................  Ba1            BB-          06/30/05         $   76,764,326
  23,497    Chancellor Broadcasting Co., Revolving Credit.........  Ba1            BB-          06/30/05             23,571,806
                                                                                                                 --------------
                                                                                                                    100,336,132
                                                                                                                 --------------
            BROADCASTING -- RADIO  0.5%
  35,000    Jacor Communications, Inc., Term Loan.................  Ba2            BB-          12/31/04             34,997,219
                                                                                                                 --------------
            BROADCASTING -- TELEVISION  2.0%
  12,000    Benedek Broadcasting Corp., Term Loan.................  B1             NR     05/01/01 to 11/01/02       12,000,054
  20,000    Black Entertainment Television, Inc., Term Loan.......  NR             NR           06/30/06             20,000,000
   5,000    Lin Television Corp., Term Loan.......................  Ba3            B-           03/31/07              4,999,794
  43,421    NTL Group (UK), Inc., Term Loan.......................  NR             NR           12/31/05             43,421,166
  66,000    Sinclair Broadcasting, Term Loan......................  Ba2            BB-          09/15/05             66,000,440
                                                                                                                 --------------
                                                                                                                    146,421,454
                                                                                                                 --------------
            BUILDINGS & REAL ESTATE  0.7%
  50,000    Walter Industries, Inc., Term Loan....................  NR             NR           10/15/03             49,998,394
                                                                                                                 --------------
            CHEMICAL, PLASTICS & RUBBER  3.3%
  11,283    Cedar Chemical Corp., Term Loan.......................  NR             NR           10/30/03             11,287,698
  10,581    Foamex, L.P., Term Loan...............................  Ba3            B+     06/30/05 to 06/30/06       10,585,600
   5,276    Foamex, L.P., Revolving Credit........................  Ba3            B+           06/12/03              5,277,046
  10,000    Harris Specialty Chemicals, Inc., Term Loan...........  NR             NR           03/31/06             10,000,000
  14,409    High Performance Plastics, Inc., Term Loan............  NR             NR           03/31/05             14,409,091
  58,310    Huntsman Group Holdings, Term Loan....................  Ba2            NR     12/31/02 to 12/31/05       58,319,167
  10,762    Huntsman Group Holdings, Revolving Credit.............  Ba2            NR           12/31/02             10,761,845
  19,800    Huntsman Specialty Chemical Corp., Term Loan..........  Ba2            NR     03/15/04 to 03/15/05       19,806,383
   5,102    NEN Acquisition, Inc., Term Loan......................  NR             NR           03/31/05              5,118,605
   9,900    Pioneer Americas Acquisition Corp., Term Loan.........  B2             B+           12/31/06              9,903,972
  12,033    Reid Plastics, Inc., Term Loan........................  NR             NR           11/12/03             12,044,728
  43,021    Sterling Chemicals, Inc., Term Loan...................  Ba3            NR           09/30/04             42,989,054
  11,807    Texas Petrochemicals Corp., Term Loan.................  Ba3            BB-    06/30/01 to 06/30/04       11,808,670
   1,476    Texas Petrochemicals Corp., Revolving Credit..........  Ba3            BB-          12/31/02              1,475,593
   6,538    TruSeal Technologies, Inc., Term Loan.................  NR             NR           06/30/04              6,536,586
   8,180    Vinings Industries, Inc., Term Loan...................  NR             NR           03/31/05              8,179,988
                                                                                                                 --------------
                                                                                                                    238,504,026
                                                                                                                 --------------
            COMMUNICATIONS -- TELEPHONE  0.2%
   4,750    International Data Response Corp., Term Loan..........  NR             NR     12/31/01 to 12/31/02        4,759,044
   7,155    Mitel Corp., Term Loan................................  NR             NR           12/26/03              7,155,000
                                                                                                                 --------------
                                                                                                                     11,914,044
                                                                                                                 --------------
            CONSTRUCTION MATERIALS  1.9%
  22,796    Behr Process Corp., Term Loan.........................  NR             NR     03/31/02 to 03/31/05       22,802,929
   1,588    Behr Process Corp., Revolving Credit..................  NR             NR           03/31/02              1,588,078
   1,639    Brand Scaffold Services, Inc., Term Loan..............  B1             NR           09/30/02              1,644,625
  10,000    Dayton Superior Corp., Term Loan......................  NR             NR           09/29/05             10,000,084
   6,833    Enclosures Holding Co., Term Loan.....................  NR             NR           02/28/05              6,925,478
  13,671    Falcon Building Products, Inc., Term Loan.............  B1             B+           06/30/05             13,695,671
  59,549    National Gypsum Co., Term Loan........................  NR             NR           09/20/03             59,548,756
   4,655    Panolam Industries, Inc., Term Loan...................  NR             NR           10/31/02              4,654,916
   6,973    Reliant Building Products, Inc., Term Loan............  B1             B+           03/31/04              6,973,479
  14,925    Werner Holding Co., Inc., Term Loan...................  Ba3            B+     11/30/04 to 11/30/05       14,924,503
                                                                                                                    -----------
                                                                                                                    142,758,519
                                                                                                                    -----------


                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)
            CONTAINERS, PACKAGING & GLASS  3.9%
$ 25,000    Dr. Pepper Bottling Holdings, Inc., Term Loan.........  NR             NR           12/31/05         $   25,000,000
   8,373    Fleming Packaging Corp., Term Loan....................  NR             NR           08/30/04              8,372,500
   9,967    Graham Packaging Co., Term Loan.......................  B1             B+     01/31/06 to 01/31/07        9,966,400
  30,000    Huntsman Packaging Corp., Term Loan...................  Ba2            BB-    09/30/05 to 09/30/06       30,000,000
  29,850    IPC, Inc., Term Loan..................................  B1             NR           10/02/04             29,850,331
 163,244    Stone Container Corp., Term Loan......................  Ba3            B+     04/01/00 to 10/01/03      163,619,032
   3,639    Stone Container Corp., Revolving Credit...............  Ba3            B+           05/15/99              3,639,468
   8,051    Stronghaven, Inc., Term Loan..........................  NR             NR           05/15/04              8,059,566
   7,182    Tekni-Plex, Inc., Term Loan...........................  B1             B+           03/03/06              7,182,000
                                                                                                                 --------------
                                                                                                                    285,689,297
                                                                                                                 --------------
            DIVERSIFIED MANUFACTURING  2.3%
   4,024    Advanced Accessory Systems, LLC, Term Loan............  B1             B+           10/30/04              4,024,443
   9,000    CII Carbon, LLC, Term Loan............................  NR             NR           06/25/08              9,003,360
   6,406    ConMed Corp., Term Loan...............................  B1             BB-          12/30/04              6,405,629
   7,425    Desa International, Term Loan.........................  Ba3            B+           12/26/04              7,425,002
  52,500    Evenflo & Spalding Holdings Corp., Term Loan..........  Ba3            B-     09/30/03 to 03/30/06       51,455,013
   7,450    Evenflo & Spalding Holdings Corp., Revolving Credit...  Ba3            B-           09/30/03              7,300,999
  25,838    International Wire Group, Inc., Term Loan.............  B1             NR           09/30/03             25,850,749
  10,833    Intesys Technologies, Inc., Term Loan.................  NR             NR     06/30/04 to 06/30/06       10,833,351
     763    Intesys Technologies, Inc., Revolving Credit..........  NR             NR           06/30/06                762,671
   8,782    M.W. Manufacturers, Term Loan.........................  NR             NR           09/15/02              8,782,483
   8,500    Neenah Foundry Co., Term Loan.........................  Ba3            BB-          09/30/05              8,500,000
  24,896    UCAR International, Inc., Term Loan...................  Ba2            B-           12/31/02             24,903,744
   6,161    U.F. Acquisition, Term Loan...........................  NR             NR           12/15/02              6,161,250
                                                                                                                 --------------
                                                                                                                    171,408,694
                                                                                                                 --------------
            ECOLOGICAL  1.4%
 100,400    Safety-Kleen Corp., Term Loan.........................  Ba3            BB     04/03/05 to 04/03/06      100,400,381
                                                                                                                 --------------
            EDUCATION & CHILD CARE  0.2%
   8,690    Kindercare Learning Centers, Inc., Term Loan..........  Ba3            B+           03/21/06              8,690,000
   5,000    La Petite Academy, Inc., Term Loan....................  B2             B            05/11/05              5,000,052
                                                                                                                 --------------
                                                                                                                     13,690,052
                                                                                                                 --------------
            ELECTRONICS  3.3%
  14,925    Alliance Imaging, Inc., Term Loan.....................  B1             B+     12/18/03 to 06/18/04       14,924,340
  22,252    Amphenol Corp., Term Loan.............................  Ba3            B+     10/03/04 to 05/19/06       22,244,225
   6,738    Banker's Systems, Inc., Term Loan.....................  NR             NR           11/01/02              6,737,500
   7,268    Beltone Electronics, Inc., Term Loan..................  NR             NR     10/31/03 to 10/31/04        7,267,582
   9,205    Berg Electronics, Inc., Term Loan.....................  Ba3            NR           06/30/03              9,204,172
   5,850    Berg Electronics, Inc., Revolving Credit..............  Ba3            NR           06/30/03              5,850,011
  10,894    Chatham Technologies Acquisition, Inc., Term Loan.....  NR             NR     08/18/03 to 08/18/05       10,894,175
   5,888    Claricom, Inc., Term Loan.............................  NR             NR           11/30/02              5,887,963
   7,000    Control Data Systems, Inc., Term Loan.................  NR             NR           11/26/00              7,000,012
  43,768    DecisionOne Corp., Term Loan..........................  B1             B+     08/07/03 to 08/07/05       43,768,158
  17,143    Fairchild Semiconductor Corp., Term Loan..............  Ba3            BB           03/11/03             17,141,305
   5,400    Fisher Scientific International, Inc., Term Loan......  Ba3            B+     01/21/05 to 01/21/06        5,501,762
  15,451    Graphic Controls Corp., Term Loan.....................  B1             NR           09/28/03             15,393,342
   3,981    Labtec, Inc., Term Loan...............................  NR             NR           10/07/04              3,980,921
   8,358    Rowe International, Inc., Term Loan (a)...............  NR             NR           03/31/00              7,104,583
   8,786    Sarcom, Inc., Term Loan...............................  NR             NR           12/31/02              8,805,564
  25,000    Sterling Diagnostic Imaging, Inc., Term Loan..........  NR             NR           09/30/05             25,000,000


                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)

           ELECTRONICS (CONTINUED)
$ 13,707   Viasystems, Inc., Term Loan...........................  B1            B+    03/31/04 to 06/30/05   $   13,714,170
      91   Viasystems, Inc., Revolving Credit....................  B1            B+          12/31/02                 90,506
   2,500   Wavetek Corp., Term Loan..............................  Ba3           BB-         12/15/02              2,500,026
     500   Wavetek Corp., Revolving Credit.......................  Ba3           BB-         12/15/02                500,005
   4,925   WGL Acquisition Corp., Term Loan......................  NR            NR          07/30/04              4,925,000
                                                                                                              --------------
                                                                                                                 238,435,322
                                                                                                              --------------
           ENTERTAINMENT/LEISURE  4.3%
  24,886   AMF Group, Inc., Term Loan............................  Ba2           BB-   03/31/03 to 03/31/04       24,879,867
  21,500   ASC Network Corp., Term Loan..........................  NR            NR          05/31/06             21,500,000
   2,500   Camelot Music Holdings, Inc., Revolving Credit........  NR            NR          01/27/02              2,500,000
  33,000   Fleer Corp., Term Loan (a) (b)........................  NR            NR          02/28/02             24,750,000
  20,000   Florida Panthers Holding, Inc., Term Loan.............  NR            NR          12/15/98             20,000,000
   7,920   KSL Recreation Group, Inc., Term Loan.................  B2            B+    04/30/05 to 04/30/06        7,927,479
   4,503   KSL Recreation Group, Inc., Revolving Credit..........  B2            B+          04/30/04              4,502,783
  79,000   Metro-Goldwyn-Mayer, Inc., Term Loan..................  Ba1           NR    03/31/05 to 03/31/06       79,000,000
  28,080   Metro-Goldwyn-Mayer, Inc., Revolving Credit...........  Ba1           NR          09/30/03             28,080,273
   7,000   Regal Cinemas, Inc., Term Loan........................  Ba3           BB-   05/27/06 to 05/27/07        7,000,000
   9,646   RTI Funding Corp., Term Loan..........................  NR            NR    02/08/03 to 02/08/04        9,645,988
  10,000   SFX Entertainment, Inc., Term Loan....................  B1            BB-         03/31/06             10,000,027
   6,700   Sportcraft, Ltd., Term Loan...........................  NR            NR          12/31/02              6,700,000
  46,819   Viacom, Inc., Term Loan...............................  Ba2           BB+   04/01/02 to 07/01/02       46,837,385
   4,152   Viacom, Inc., Revolving Credit........................  Ba2           BB+         07/01/02              4,156,049
  15,000   WestStar Cinemas, Inc., Term Loan.....................  NR            NR          09/30/05             15,000,000
                                                                                                              --------------
                                                                                                                 312,479,851
                                                                                                              --------------
           FARMING & AGRICULTURE  0.4%
   9,628   CBP Resources, Inc., Term Loan........................  NR            NR          09/30/03              9,628,170
   8,977   Seminis, Inc., Term Loan..............................  NR            NR    12/31/03 to 12/31/04        8,977,005
   4,937   Walco International, Inc., Term Loan..................  NR            NR          03/31/04              4,945,000
   3,416   Windy Hill Pet Food Co., Inc., Term Loan..............  Ba3           BB-         12/31/03              3,422,921
     151   Windy Hill Pet Food Co., Inc., Revolving Credit.......  Ba3           BB-         12/31/03                152,863
                                                                                                              --------------
                                                                                                                  27,125,959
                                                                                                              --------------
           FINANCE  7.4%
   1,586   Ark Asset Holdings, Inc., Term Loan...................  NR            NR          11/30/01              1,586,008
  14,000   Blackstone Capital Co., Term Loan.....................  NR            NR          05/31/99             14,010,310
  25,000   Bridge Information Systems, Inc., Term Loan...........  NR            NR          05/27/05             25,000,000
  65,458   HM/RB Partners, L.P., Term Loan.......................  NR            NR          12/31/98             65,457,611
  45,500   Mafco Finance Corp., Term Loan........................  NR            NR          04/28/00             45,500,000
   6,240   Mafco Finance Corp., Revolving Credit.................  NR            NR          04/28/00              6,240,016
  39,982   OSI Holdings Corp., Term Loan.........................  B2            NR          10/15/04             39,981,042
  37,490   Patriot American Hospitality, Inc., Term Loan.........  NR            NR    03/31/99 to 03/31/03       37,488,577
  65,000   Paul G. Allen, Term Loan..............................  NR            NR          06/10/03             64,998,874
 131,159   Starwood Hotels and Resorts, Inc., Term Loan..........  NR            NR    02/23/99 to 02/23/03      131,159,105
 107,899   Ventas Realty Ltd., Inc., Term Loan...................  NR            NR          04/30/03            107,886,471
                                                                                                              --------------
                                                                                                                 539,308,014
                                                                                                              --------------
           FOOD/BEVERAGE  1.5%
  11,500   Amerifoods Cos., Inc., Term Loan......................  NR            NR    06/30/99 to 06/30/02       10,925,000
   9,097   Edwards Baking Corp., Term Loan.......................  NR            NR    09/30/03 to 09/30/05        9,096,864
  12,500   Favorite Brands International, Inc., Term Loan........  B2            B           05/19/05             12,500,000

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)

           FOOD/BEVERAGE (CONTINUED)
$ 20,337   Fleming Cos., Inc., Term Loan.........................  Ba3           B+          07/25/04         $   20,397,673
   6,176   Fleming Cos., Inc., Revolving Credit..................  Ba3           B+          07/25/03              6,307,373
   7,500   Leon's Bakery, Inc., Term Loan........................  NR            NR          05/02/05              7,500,000
   7,257   Mistic Brands, Inc., Term Loan........................  NR            NR    06/01/04 to 06/01/05        7,257,057
   5,700   Southern Foods Group, Inc., Term Loan.................  Ba3           BB-         02/28/06              5,700,004
  22,898   Stroh Brewery Co., Term Loan..........................  NR            NR          06/30/03             22,897,740
   5,550   Windsor Quality Food Co., Ltd., Term Loan.............  NR            NR          12/31/01              5,550,431
                                                                                                              --------------
                                                                                                                 108,132,142
                                                                                                              --------------
           FOOD STORES/GROCERY  1.5%
  42,756   Bruno's, Inc., Term Loan (a) (b)......................  Caa2          NR    12/02/03 to 04/15/05       38,039,434
   4,830   Bruno's, Inc., Revolving Credit (a) (b)...............  Caa2          NR          12/02/03              4,294,150
  12,464   Eagle Family Foods, Inc., Term Loan...................  B1            B+          12/31/05             12,464,338
   4,592   Harvest Foods, Inc., Term Loan (a) (b)................  NR            NR          06/30/02                 91,830
  30,954   Pathmark Stores, Inc., Term Loan......................  B1            B+    06/15/01 to 12/15/01       30,987,966
   3,636   Pathmark Stores, Inc., Revolving Credit...............  B1            B+          06/15/01              3,660,949
   8,474   Randall's Food Markets, Inc., Term Loan...............  Ba3           B+          06/27/06              8,473,905
   1,014   Randall's Food Markets, Inc., Revolving Credit........  Ba3           B+          06/27/04              1,014,089
   8,391   Star Markets Co., Inc., Term Loan.....................  Ba3           NR    12/31/02 to 12/31/03        8,395,532
   2,574   Star Markets Co., Inc., Revolving Credit..............  Ba3           NR          12/31/01              2,574,222
                                                                                                              --------------
                                                                                                                 109,996,415
                                                                                                              --------------
           HEALTH CARE & BEAUTY AIDS  1.4%
   7,180   Chattem, Inc., Term Loan..............................  Ba2           NR          02/14/04              7,177,281
  17,216   Mary Kay Cosmetics, Inc., Term Loan...................  NR            NR          03/06/04             17,239,037
     214   Mary Kay Cosmetics, Inc., Revolving Credit............  NR            NR          03/06/04                219,013
  24,750   Playtex Products, Inc., Term Loan.....................  Ba2           BB          09/15/03             24,762,453
  54,725   Revlon Consumer Products Corp., Term Loan.............  Ba3           BB-         05/30/02             54,759,540
                                                                                                              --------------
                                                                                                                 104,157,324
                                                                                                              --------------
           HEALTHCARE  10.8%
   6,500   Charter Behavioral, Revolving Credit..................  NR            NR          06/17/02              6,521,986
  58,987   Community Health Systems, Inc., Term Loan.............  NR            NR    12/31/03 to 12/31/05       58,987,066
  50,836   Dade International, Inc., Term Loan...................  B1            NR    12/31/02 to 12/31/04       50,833,800
  26,865   Extendicare Health Services, Inc., Term Loan..........  Ba3           B+          12/31/03             26,865,189
  27,397   FPA Medical Management, Inc., Term Loan...............  Caa3          D           09/30/01             21,937,560
   3,310   FPA Medical Management, Inc., Debtor in Possession....  Caa3          D           02/01/09              3,310,000
  30,398   Genesis Healthcare Ventures, Inc., Term Loan..........  Ba3           B+    09/30/04 to 06/01/05       30,398,333
 150,000   Integrated Health Services, Inc., Term Loan...........  Ba3           B+    09/15/04 to 12/31/05      150,000,000
   8,955   Kinetic Concepts, Inc., Term Loan.....................  Ba3           B+    12/31/04 to 12/31/05        8,955,038
  50,000   Magellan Health Services, Inc., Term Loan.............  B1            B+          02/12/05             50,043,973
   6,714   Medical Specialties Group, Inc., Term Loan............  NR            NR    06/30/01 to 06/30/04        6,714,775
  11,000   Mediq/PRN Life Support Services, Inc., Term Loan......  B1            B+          06/30/06             11,009,847
  16,230   MedPartners, Inc., Term Loan..........................  Ba3           BB-         05/31/01             16,229,793
   3,536   MedPartners, Inc., Revolving Credit...................  Ba3           BB-         05/31/01              3,535,718
  15,209   Multicare Companies, Inc., Term Loan..................  B1            B+    09/30/04 to 06/01/05       15,208,750
  45,000   National Medical Care, Inc., Term Loan................  Ba1           BB          09/30/03             45,072,780
  13,500   Oxford Health Plans, Inc., Term Loan..................  B3            NR          05/15/03             13,500,012
  25,000   Paragon Health Network, Inc., Term Loan...............  Ba3           B+    03/31/05 to 03/31/06       25,000,000
  35,142   Quest Diagnostics, Inc., Term Loan....................  Ba3           BB+   12/05/02 to 06/30/06       35,186,936
   7,940   SMT Health Services, Inc., Term Loan..................  NR            NR          08/30/03              7,939,863

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)

           HEALTHCARE (CONTINUED)
$ 49,704   Sun Healthcare Group, Inc., Term Loan.................  Ba3           B+    11/12/04 to 11/12/05   $   49,709,375
  90,000   Total Renal Care Holdings, Inc., Term Loan............  Ba2           NR          03/31/08             90,000,000
  61,111   Vencor, Inc., Term Loan...............................  B1            B+          01/15/05             61,111,220
                                                                                                              --------------
                                                                                                                 788,072,014
                                                                                                              --------------
           HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE
           CONSUMER PRODUCTS  1.7%
  13,000   Corning Consumer Products, Co., Term Loan.............  B1            BB-         10/09/06             13,000,000
  50,765   Dal-Tile Group, Inc., Term Loan.......................  NR            NR    12/31/02 to 12/31/03       50,858,413
   4,582   Dal-Tile Group, Inc., Revolving Credit................  NR            NR          12/31/02              4,583,515
  34,000   Furniture Brands International, Inc., Term Loan.......  NR            NR          06/30/07             34,014,648
  20,834   Imperial Home Decor Group, Inc., Term Loan............  B1            B+    03/12/04 to 03/13/06       20,834,026
   2,252   Imperial Home Decor Group, Inc., Revolving Credit.....  B1            B+          03/12/04              2,252,252
                                                                                                              --------------
                                                                                                                 125,542,854
                                                                                                              --------------
           HOTELS, MOTELS, & GAMING  0.8%
  41,000   Aladdin Gaming, LLC, Term Loan........................  B2            NR          02/26/08             41,000,000
   9,759   Alliance Gaming Corp., Term Loan......................  B2            NR          01/31/05              9,758,833
   2,143   Alliance Gaming Corp., Delayed Draw Term Loan.........  B1            BB          01/31/05              2,142,783
   4,941   Las Vegas Sands, Inc., Term Loan......................  NR            B+          11/30/03              4,941,236
     780   Las Vegas Sands, Inc., Revolving Credit...............  NR            B+          11/30/03                779,836
                                                                                                              --------------
                                                                                                                  58,622,688
                                                                                                              --------------
           INSURANCE  0.2%
  17,500   BRW Acquisition, Inc., Term Loan......................  NR            NR    07/10/06 to 07/10/07       17,500,000
                                                                                                              --------------
           MACHINERY  0.4%
   9,500   Alliance Laundry Systems, LLC, Term Loan..............  B1            B+          06/30/05              9,501,790
  15,000   Ocean Rig (Norway), Term Loan.........................  NR            NR          06/01/08             15,000,700
   5,916   RIGCO N. A., LLC, Term Loan...........................  NR            NR          09/30/98              5,919,724
                                                                                                              --------------
                                                                                                                  30,422,214
                                                                                                              --------------
           MINING, STEEL, IRON, & NON-PRECIOUS METALS  0.4%
  10,195   Alliance Coal Corp., Term Loan........................  NR            NR    12/31/01 to 12/31/02       10,199,370
   5,486   Earle M. Jorgensen, Term Loan.........................  B1            B+          03/31/04              5,507,098
   9,603   Fairmont Minerals Ltd., Term Loan.....................  NR            NR          02/25/05              9,602,396
   4,997   Global Metal Technologies, Inc., Term Loan............  NR            NR          03/13/05              4,996,202
                                                                                                              --------------
                                                                                                                  30,305,066
                                                                                                              --------------
           NATURAL RESOURCES -- COAL  0.1%
   4,711   Centennial Resources, Inc., Term Loan.................  NR            NR    03/31/02 to 03/31/04        4,248,201
                                                                                                              --------------
           NON-DURABLE CONSUMER PRODUCTS  0.1%
   4,045   Homemaker Industries, Inc., Term Loan.................  NR            NR          06/30/04              4,053,574
                                                                                                              --------------
           PAPER & FOREST PRODUCTS  0.9%
  24,509   Crown Paper Co., Term Loan............................  Ba3           BB          08/23/02             24,512,546
   3,258   Crown Paper Co., Revolving Credit.....................  Ba3           BB          08/23/02              3,259,818
   4,000   CST/Office Products Corp., Term Loan..................  NR            NR          12/31/01              4,003,767
  15,000   Le Group Forex, Inc., Term Loan.......................  NR            BB          06/30/05             15,000,000
  17,156   Paper Acquisition Corp., Term Loan....................  NR            NR          06/17/01             17,156,190
                                                                                                              --------------
                                                                                                                  63,932,321
                                                                                                              --------------
           PERSONAL & MISCELLANEOUS SERVICES  0.5%
   9,150   Arena Brands, Inc., Term Loan.........................  NR            NR          06/01/02              9,150,000
     600   Arena Brands, Inc., Revolving Credit..................  NR            NR          06/01/02                600,000
  22,795   Boyds Collection Ltd., Term Loan......................  Ba3           B+          04/21/06             22,795,022

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)

           PERSONAL & MISCELLANEOUS SERVICES (CONTINUED)
$  4,786   Smarte Carte Corp., Term Loan.........................  NR            NR          06/30/03         $    4,790,084
                                                                                                              --------------
                                                                                                                  37,335,106
                                                                                                              --------------
           PHARMACEUTICALS  0.4%
  17,167   Endo Pharmaceuticals, Inc., Term Loan.................  NR            NR          06/30/04             17,166,717
  11,726   King Pharmaceuticals, Inc., Term Loan.................  NR            NR          02/27/04             11,725,916
                                                                                                              --------------
                                                                                                                  28,892,633
                                                                                                              --------------
           PRINTING/PUBLISHING  4.2%
  15,000   Advanstar Communications, Term Loan...................  Ba3           B+          04/30/05             15,000,000
  13,889   ADVO, Inc., Term Loan.................................  NR            NR          09/29/03             13,889,458
  35,000   American Media Operations, Inc., Term Loan............  Ba2           BB-         03/31/04             35,000,094
   9,950   Bear Island Paper Co., LLC, Term Loan.................  Ba3           B+          12/31/05              9,949,705
   9,000   Cygnus Publishing, Inc., Term Loan....................  NR            NR          06/05/05              9,018,267
  60,000   Journal Register Co., Term Loan.......................  Ba1           BB+         09/30/06             60,000,000
  32,385   Morris Communications, Inc., Term Loan................  NR            NR    03/31/04 to 06/30/05       32,393,080
  34,315   Outdoor Systems, Inc., Term Loan......................  Ba2           BB-         06/30/04             34,323,366
  19,000   PRIMEDIA, Inc., Term Loan.............................  Ba3           NR          06/30/04             19,001,836
   7,429   TransWestern Publishing, L.P., Term Loan..............  Ba3           B+          10/01/04              7,429,412
   7,845   Von Hoffman Press, Inc., Term Loan....................  B1            B+    05/30/03 to 05/30/05        7,852,215
   2,016   Von Hoffman Press, Inc., Revolving Credit.............  B1            B+          05/30/03              2,016,000
   5,000   Yellow Book USA, L.P., Term Loan......................  NR            NR    12/15/05 to 12/05/06        5,000,000
  45,000   Ziff-Davis Publishing, Inc., Term Loan................  Ba2           BB          03/31/05             45,000,000
   9,975   21st Century Newspaper, Inc., Term Loan...............  NR            NR          09/15/05              9,973,953
                                                                                                              --------------
                                                                                                                 305,847,386
                                                                                                              --------------
           RESTAURANTS & FOOD SERVICE  1.9%
  12,500   Applebee's International, Inc., Term Loan.............  Ba3           NR          03/31/06             12,500,429
   5,657   California Pizza Kitchen, Inc., Term Loan.............  NR            NR          09/30/04              5,657,250
     943   Carvel Corp., Term Loan...............................  NR            NR          12/31/98                848,403
  37,730   CKE Restaurants, Inc., Term Loan......................  Ba2           NR          04/15/03             37,730,196
   9,893   IM Stadium, Inc., Term Loan...........................  NR            NR    12/31/02 to 12/31/03        9,892,833
   5,932   Jet Plastica Industries, Inc., Term Loan..............  NR            NR    12/31/02 to 12/31/04        5,944,157
  42,253   S.C International Services, Inc., Term Loan...........  Ba3           NR          08/28/02             42,252,500
  26,275   Shoney's, Inc., Term Loan.............................  Ba3           NR          04/30/02             26,275,244
                                                                                                              --------------
                                                                                                                 141,101,012
                                                                                                              --------------
           RETAIL -- CATALOG  0.0%
   2,267   Brylane, L.P., Term Loan..............................  Ba2           NR          10/20/02              2,266,667
     860   Brylane, L.P., Revolving Credit.......................  Ba2           NR          06/30/02                860,017
                                                                                                              --------------
                                                                                                                   3,126,684
                                                                                                              --------------
           RETAIL -- LUXURY GOODS  0.1%
   9,321   Ebel USA, Inc., Term Loan.............................  NR            NR          09/30/01              9,322,247
                                                                                                              --------------
           RETAIL -- OFFICE PRODUCTS  0.7%
   6,386   Identity Group, Inc., Term Loan.......................  NR            NR          11/22/03              6,392,008
  45,000   U.S. Office Products Co., Term Loan...................  B1            B-          06/09/06             45,000,235
                                                                                                              --------------
                                                                                                                  51,392,243
                                                                                                              --------------
           RETAIL -- OIL & GAS  0.2%
  11,900   TravelCenters of America, Inc., Term Loan.............  Ba2           BB          03/31/05             11,915,060
                                                                                                              --------------
           RETAIL -- SPECIALTY  0.2%
   7,083   Hollywood Entertainment Corp., Revolving Credit.......  Ba3           NR          09/05/02              7,083,330
   7,952   Luxottica Group SPA, Term Loan........................  NR            NR          06/30/01              7,952,383
                                                                                                              --------------
                                                                                                                  15,035,713
                                                                                                              --------------
           RETAIL -- STORES  1.1%
  11,500   Advance Stores Inc., Term Loan........................  NR            NR          04/15/06             11,500,199

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)

           RETAIL -- STORES (CONTINUED)
$ 17,086   Color Tile, Inc., Term Loan...........................  NR            NR          12/31/98         $    6,663,504
   5,897   Kirkland's Holdings, Term Loan........................  NR            NR          06/30/02              5,898,978
   7,500   Nebraska Book Co., Inc., Term Loan....................  B1            B+          03/31/06              7,500,010
  24,407   Payless Cashways, Inc., Term Loan.....................  B3            NR          11/30/02             24,406,856
   5,700   Payless Cashways, Inc., Revolving Credit..............  B3            NR          05/31/02              5,700,006
  15,702   Peebles, Inc., Term Loan..............................  NR            NR          06/09/02             15,699,633
   4,922   Vitamin Shoppe Industries, Inc., Term Loan............  NR            NR          05/15/04              4,921,857
                                                                                                              --------------
                                                                                                                  82,291,043
                                                                                                              --------------
           TELECOMMUNICATIONS -- CELLULAR  3.4%
  10,000   American Cellular Wireless, Inc., Term Loan...........  B2            NR          06/30/07             10,002,667
 100,000   BCP SP Ltd., Term Loan................................  NR            NR          03/16/00             99,000,420
  75,000   Cellular, Inc., Financial Corp. (CommNet), Term
           Loan..................................................  B1            B     09/18/06 to 09/18/07       75,001,104
  65,000   Western Wireless Corp., Term Loan.....................  B1            NR          03/31/05             65,000,101
                                                                                                              --------------
                                                                                                                 249,004,292
                                                                                                              --------------
           TELECOMMUNICATIONS -- HYBRID  1.5%
  21,120   Atlantic Crossing, Term Loan..........................  NR            NR          11/30/02             21,120,151
  90,000   Nextel Finance Co., Term Loan.........................  Ba3           B-          09/30/06             90,001,092
   2,870   Nextel Finance Co., Term Loan (Argentina).............  Ba3           B-          03/31/03              2,870,034
                                                                                                              --------------
                                                                                                                 113,991,277
                                                                                                              --------------
           TELECOMMUNICATIONS -- PERSONAL COMMUNICATION
           SYSTEMS  4.9%
  50,000   Cox Communications, Inc., Term Loan...................  Baa2          NR          12/31/06             49,995,848
  74,822   Omnipoint Communications, Inc., Term Loan.............  B2            B           02/17/06             74,822,229
  11,000   Powertel PCS, Inc., Revolving Credit..................  NR            NR          03/31/06             11,000,000
  78,775   Sprint Spectrum L.P., Term Loan.......................  Ba1           NR          01/31/02             78,847,703
  70,000   Sprint, Lucent Technologies Vendor Facility, Term
           Loan..................................................  NR            NR          06/30/01             70,180,074
  50,000   Sprint, Northern Telecom Vendor Facility, Term Loan...  NR            NR          03/31/05             50,252,588
  21,000   Triton PCS, Inc., Term Loan...........................  B1            B           05/04/07             21,000,000
                                                                                                              --------------
                                                                                                                 356,098,442
                                                                                                              --------------
           TELECOMMUNICATIONS -- WIRELESS MESSAGING  2.2%
  28,105   Arch Communications, Inc., Term Loan..................  B3            B-    12/31/02 to 06/30/06       28,108,136
  30,412   Iridium Operating LLC, Term Loan......................  B2            B           12/31/98             30,412,502
  12,500   Metrocall, Inc., Term Loan............................  B1            B           12/31/04             12,500,035
   3,916   Metrocall, Inc., Revolving Credit.....................  B1            B           12/31/04              3,981,840
  64,005   Mobilemedia Communications, Inc., Term Loan...........  NR            NR    06/30/02 to 06/30/03       64,006,982
   2,555   Mobilemedia Communications, Inc., Revolving Credit....  NR            NR          06/30/02              2,555,872
   9,500   Teletouch Communications, Inc., Term Loan.............  NR            NR          11/30/05              9,500,059
  11,000   TSR Wireless LLC, Term Loan...........................  NR            NR          06/30/05             10,999,698
                                                                                                              --------------
                                                                                                                 162,065,124
                                                                                                              --------------
           TEXTILES & LEATHER  1.1%
  11,213   American Marketing Industries, Inc., Term Loan........  NR            NR          11/30/02             11,212,500
   8,910   GFSI, Inc., Term Loan.................................  NR            NR          03/31/04              8,914,031
  14,913   Joan Fabrics Corp., Term Loan.........................  NR            NR    06/30/05 to 06/30/06       14,913,158
  13,392   Johnston Industries, Inc., Term Loan..................  NR            NR          07/01/00             13,391,679
   9,925   Norwood Promotional Products, Inc., Term Loan.........  NR            NR          08/28/04              9,924,575
  10,783   Polyfibron Technologies, Inc., Term Loan..............  NR            NR          12/28/03             10,790,749
   6,512   Simmons Co., Term Loan................................  Ba3           NR          03/31/03              6,512,466
   6,984   William Carter Co., Term Loan.........................  Ba3           BB-         10/30/03              6,988,949
                                                                                                              --------------
                                                                                                                  82,648,107
                                                                                                              --------------

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)
            TRANSPORTATION -- CARGO  1.4%
$ 28,695    Atlas Freighter Leasing, Inc., Term Loan..............  Ba3            NR     05/29/04 to 06/30/04   $   28,707,711
   9,975    CTC Distribution Services, LLC, Term Loan.............  NR             NR           02/15/06              9,975,083
  39,245    Evergreen International Aviation, Inc., Term Loan.....  Ba3            NR     05/31/02 to 05/31/03       39,321,652
   7,550    Gemini Air Cargo, Inc., Term Loan.....................  B1             NR           12/12/02              7,550,000
   7,500    North American Van Lines, Inc., Term Loan.............  NR             NR           03/30/05              7,500,000
   9,000    OmniTrax Railroads, LLC, Term Loan....................  NR             NR           05/14/05              9,000,070
                                                                                                                 --------------
                                                                                                                    102,054,516
                                                                                                                 --------------
            TRANSPORTATION -- MANUFACTURING COMPONENTS  0.5%
  27,860    Cambridge Industries, Inc., Term Loan.................  B1             NR           06/30/05             27,876,493
   9,250    Eagle-Picher Industries, Inc., Term Loan..............  B1             B+     08/31/05 to 08/31/06        9,250,027
                                                                                                                 --------------
                                                                                                                     37,126,520
                                                                                                                 --------------
            TRANSPORTATION -- PERSONAL  0.9%
  17,176    Blue Bird Body Co., Term Loan.........................  Ba2            BB-    11/02/02 to 11/01/03       17,183,816
  49,964    Continental Airlines, Inc., Term Loan.................  Ba1            BB     07/31/02 to 07/31/04       50,000,617
                                                                                                                 --------------
                                                                                                                     67,184,433
                                                                                                                 --------------
            TRANSPORTATION -- RAIL MANUFACTURING  0.3%
  23,003    Johnstown America Industries, Inc., Term Loan.........  Baa3           NR           03/31/03             23,003,430
                                                                                                                 --------------
            TOTAL VARIABLE RATE ** SENIOR LOAN INTERESTS  90.5%...............................................    6,617,436,013
                                                                                                                 --------------
            FIXED INCOME SECURITIES  0.8%
            London Fog Industries, Inc. ($13,541,264 par, 10.00% coupon, maturing 02/27/03)...................       13,541,264
            Satelites Mexicanos ($39,969,000 par, 10.00% coupon, maturing 06/30/04)...........................       40,018,961
                                                                                                                 --------------
            TOTAL FIXED INCOME SECURITIES.....................................................................       53,560,225
                                                                                                                 --------------
            EQUITIES  1.6%
            AFC Enterprises, Inc. (604,251 common shares) (c)(d)..............................................        3,625,506
            Best Products Co., Inc. (297,480 common shares) (d)...............................................                0
            Best Products Co., Inc. (Warrants for 28,080 common shares) (d)...................................                0
            Camelot Music Holdings, Inc. (1,994,717 common shares) (d)........................................       84,775,472
            Classic Cable, Inc. (Warrants for 760 common shares) (d)..........................................                0
            Dan River, Inc. (192,060 common shares) (d).......................................................        2,904,908
            Flagstar Cos., Inc. (8,755 common shares) (d).....................................................               22
            London Fog Industries, Inc. (1,083,301 common shares) (c)(d)......................................       24,298,441
            London Fog Industries, Inc. (Warrants for 66,580 common shares) (d)...............................          446,752
            Nextel Communications, Inc. (Warrants for 60,000 common shares) (c)(d)............................          706,875
            Payless Cashways, Inc. (1,024,159 common shares) (d)..............................................        2,304,358
            RIGCO N.A., LLC (Warrants for .325% interest of company's fully diluted equity) (d)...............           16,250
            Sarcom, Inc. (43 common shares) (d)...............................................................                0
                                                                                                                 --------------
            TOTAL EQUITIES....................................................................................      119,078,584
                                                                                                                 --------------
            TOTAL LONG-TERM INVESTMENTS  92.9%
            (Cost $6,795,256,044).............................................................................    6,790,074,822
                                                                                                                 --------------

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal
 Amount
  (000)                            Borrower                                                                        Value
-----------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)
            SHORT-TERM INVESTMENTS 6.3%
            COMMERCIAL PAPER  2.0%
            Case Credit Corp. ($30,000,000 par, maturing 08/03/98, yielding 5.80% to 5.82%).................   $   29,990,311
            CSX Corp. ($30,000,000 par, maturing 08/06/98, yielding 5.77%)..................................       29,975,958
            Illinois Central Railroad Co. ($7,900,000 par, maturing 08/05/98 to 08/11/98, yielding 5.70% to
            5.81%)..........................................................................................        7,890,108
            Nabisco, Inc. ($10,000,000 par, maturing 08/05/98, yielding 5.70%)..............................        9,993,667
            Rite Aid Corp. ($8,500,000 par, maturing 08/06/98, yielding 5.70%)..............................        8,493,271
            Safeway, Inc. ($14,000,000 par, maturing 09/02/98, yielding 5.71%)..............................       13,928,942
            Tandy Corp. ($5,000,000 par, maturing 08/04/98, yielding 5.67%).................................        4,997,638
            Texas Utilities Co. ($31,000,000 par, maturing 08/04/98, yielding 5.82%)........................       30,984,965
            Western Resources, Inc. ($15,000,000 par, maturing 08/03/98, yielding 5.75%)....................       14,995,208
                                                                                                               --------------
            TOTAL COMMERCIAL PAPER..........................................................................      151,250,068
                                                                                                               --------------
            SHORT-TERM LOAN PARTICIPATIONS  4.3%
            Alltel Corp. ($5,000,000 par, maturing 08/07/98, yielding 5.66%)................................        5,000,000
            American Stores Co. ($22,500,000 par, maturing 08/31/98 to 09/28/98, yielding 5.78% to 5.80%)...       22,500,000
            Anadarko Pete Corp. ($26,500,000 par, maturing 08/05/98 to 08/21/98, yielding 5.69%)............       26,500,000
            Bell Atlantic Financial Services, Inc. ($4,000,000 par, maturing 08/03/98, yielding 5.67%)......        4,000,000
            Cabot Corp. ($7,800,000 par, maturing 08/13/98, yielding 5.70%).................................        7,800,000
            Centex Corp. ($12,500,000 par, maturing 08/03/98, yielding 5.80%)...............................       12,500,000
            Englehard Corp. ($30,000,000 par, maturing 08/04/98 to 08/07/98, yielding 5.69% to 5.76%).......       30,000,000
            International Paper Co. ($30,000,000 par, maturing 08/03/98, yielding 5.80%)....................       30,000,000
            Nabisco, Inc. ($20,000,000 par, maturing 08/03/98, yielding 5.81%)..............................       20,000,000
            Ralston Purina Co. ($39,000,000 par, maturing 08/04/98 to 08/09/98, yielding 5.69% to 5.76%)....       39,000,000
            Tandy Corp. ($7,000,000 par, maturing 08/18/98, yielding 5.71%).................................        7,000,000
            Temple Inland, Inc. ($50,000,000 par, maturing 08/05/98 to 08/25/98, yielding 5.78% to 5.82%)...       50,000,000
            Times Mirror Co. ($20,900,000 par, maturing 08/05/98, yielding 5.60% to 5.63%)..................       20,900,000
            Times Mirror ($2,400,000 par, maturing 08/04/98, yielding 5.60%)................................        2,400,000
            Universal Corp. ($20,000,000 par, maturing 08/07/98, yielding 5.67%)............................       20,000,000
            Western Resources, Inc. ($15,000,000 par, maturing 08/20/98, yielding 5.71%)....................       15,000,000
                                                                                                               --------------
            TOTAL SHORT-TERM LOAN PARTICIPATIONS............................................................      312,600,000
                                                                                                               --------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $463,850,068).............................................................................      463,850,068
                                                                                                               --------------
            TOTAL INVESTMENTS 99.2%
            (Cost $7,259,106,112)...........................................................................    7,253,924,890
            OTHER ASSETS IN EXCESS OF LIABILITIES 0.8%......................................................       58,958,513
                                                                                                               --------------
            NET ASSETS 100.0%...............................................................................   $7,312,883,403
                                                                                                                 ------------

NR = Not rated

(a) This Senior Loan interest is non-income producing.

(b) This Borrower has filed for protection in federal bankruptcy court.

(c) Restricted security.

(d) Non-income producing security as this stock currently does not declare dividends.

+ Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 1998

--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $7,259,106,112).....................  $7,253,924,890
Receivables:
  Interest and Fees.........................................      57,766,824
  Fund Shares Sold..........................................      26,406,743
  Investments Sold..........................................       9,271,953
Other.......................................................          55,596
                                                              --------------
      Total Assets..........................................   7,347,426,006
                                                              --------------
LIABILITIES:
Payables:
  Income Distributions......................................       9,528,711
  Custodian Bank............................................       7,513,945
  Investment Advisory Fee...................................       5,771,520
  Administrative Fee........................................       1,556,016
  Fund Shares Repurchased...................................       1,368,644
  Distributor and Affiliates................................       1,299,338
Accrued Expenses............................................       4,074,334
Deferred Facility Fees......................................       3,273,920
Trustees' Deferred Compensation and Retirement Plans........         156,175
                                                              --------------
      Total Liabilities.....................................      34,542,603
                                                              --------------
NET ASSETS..................................................  $7,312,883,403
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 733,069,022 shares issued and
  outstanding)..............................................  $    7,330,690
Paid in Surplus.............................................   7,327,247,726
Accumulated Undistributed Net Investment Income.............      10,753,143
Net Unrealized Depreciation.................................      (5,181,222)
Accumulated Net Realized Loss...............................     (27,266,934)
                                                              --------------
NET ASSETS..................................................  $7,312,883,403
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($7,312,883,403 divided by
  733,069,022 shares outstanding)...........................  $         9.98
                                                              ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended July 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $536,579,706
Fees........................................................    17,284,122
Other.......................................................     3,414,378
                                                              ------------
    Total Income............................................   557,278,206
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    63,011,682
Administrative Fee..........................................    16,947,689
Shareholder Services........................................     7,456,983
Legal.......................................................     2,007,500
Custody.....................................................     1,898,141
Trustees' Fees and Expenses.................................       192,260
Other.......................................................     4,191,259
                                                              ------------
    Total Expenses..........................................    95,705,514
                                                              ------------
NET INVESTMENT INCOME.......................................  $461,572,692
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(17,725,403)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (31,460,156)
  End of the Period.........................................    (5,181,222)
                                                              ------------
Net Unrealized Appreciation During the Period...............    26,278,934
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $  8,553,531
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $470,126,223
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended July 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                               Year Ended       Year Ended
                                                             July 31, 1998    July 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income....................................... $  461,572,692   $  392,667,747
Net Realized Gain/Loss......................................    (17,725,403)         442,960
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     26,278,934      (25,147,243)
                                                             --------------   --------------
Change in Net Assets from Operations........................    470,126,223      367,963,464
Distributions from Net Investment Income....................   (461,726,242)    (390,215,999)
                                                             --------------   --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      8,399,981      (22,252,535)
                                                             --------------   --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Sold............................  1,654,063,711    1,781,772,630
Value of Shares Issued Through Dividend Reinvestment........    245,628,149      209,636,808
Cost of Shares Repurchased..................................   (832,176,219)    (597,973,300)
                                                             --------------   --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........  1,067,515,641    1,393,436,138
                                                             --------------   --------------
TOTAL INCREASE IN NET ASSETS................................  1,075,915,622    1,371,183,603
NET ASSETS:
Beginning of the Period.....................................  6,236,967,781    4,865,784,178
                                                             --------------   --------------
End of the Period (Including accumulated undistributed net
investment income of $10,753,143 and $5,369,829,
respectively)............................................... $7,312,883,403   $6,236,967,781
                                                             ==============   ==============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

                        For the Year Ended July 31, 1998
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS........................  $   470,126,223
                                                              ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................   (1,046,568,647)
  Increase in Interest and Fees Receivables.................      (12,378,076)
  Increase in Receivable for Investments Sold...............       (8,515,656)
  Increase in Other Assets..................................          (18,384)
  Decrease in Deferred Facility Fees........................      (14,834,232)
  Increase in Investment Advisory and Administrative Fees
    Payable.................................................        1,043,363
  Increase in Distributor and Affiliates Payable............          357,450
  Increase in Accrued Expenses..............................        2,210,345
  Increase in Deferred Compensation and Retirement Plans
    Expenses................................................           87,832
                                                              ---------------
    Total Adjustments.......................................   (1,078,616,005)
                                                              ---------------
NET CASH USED FOR OPERATING ACTIVITIES......................     (608,489,782)
                                                              ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................    1,650,625,395
Payments on Shares Repurchased..............................     (831,182,017)
Increase in Intra-day Credit Line with Custodian Bank.......        2,416,918
Cash Dividends Paid.........................................     (213,370,514)
                                                              ---------------
  Net Cash Provided by Financing Activities.................      608,489,782
                                                              ---------------
NET INCREASE IN CASH........................................              -0-
Cash at Beginning of the Period.............................              -0-
                                                              ---------------
CASH AT END OF THE PERIOD...................................  $           -0-
                                                              ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.


------------------------------------------------------------------------------------------------------------------

                                                                              Year Ended July 31,
                                                              ----------------------------------------------------
                                                                1998       1997       1996       1995       1994
                                                              ----------------------------------------------------
Net Asset Value, Beginning of the Period....................  $  9.963   $ 10.002   $ 10.046   $ 10.052   $ 10.004
                                                              --------   --------   --------   --------   --------
  Net Investment Income.....................................      .675       .701       .735       .756       .618
  Net Realized and Unrealized Gain/Loss.....................      .015      (.042)     (.028)     (.004)      .015
                                                              --------   --------   --------   --------   --------
Total from Investment Operations............................      .690       .659       .707       .752       .633
Less Distributions from Net Investment Income...............      .677       .698       .751       .758       .585
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of the Period..........................  $  9.976   $  9.963   $ 10.002   $ 10.046   $ 10.052
                                                              ========   ========   ========   ========   ========
Total Return (a)............................................     7.22%      6.79%      7.22%      7.82%      6.52%
Net Assets at End of the Period (In millions)...............  $7,312.9   $6,237.0   $4,865.8   $2,530.1   $1,229.0
Ratio of Expenses to Average Net Assets.....................     1.41%      1.42%      1.46%      1.49%      1.53%
Ratio of Net Investment Income to Average Net Assets........     6.81%      7.02%      7.33%      7.71%      6.16%
Portfolio Turnover (b)......................................       73%        83%        66%        71%        74%

(a) Total Return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) Calculation includes the proceeds from repayments and sales of variable rate senior loan interests.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 July 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust, formerly known as Van Kampen American Capital Prime Rate Income Trust, (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to United States corporations, partnerships and other entities. The Trust commenced investment operations on October 4, 1989.

       The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests, totaling $6,617,436,013 (90.5% of net assets) is determined in the absence of actual market values by Van Kampen Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interests, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Variable Rate Senior Loan interest. Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are recognized as income ratably over the expected life of the loan. Facilities fees on senior loans purchased after July 31, 1997, are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security.

                                 July 31, 1998
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $3,873,769, which will expire between July 31, 2004 and July 31, 2006. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, past October losses which may not be recognized for tax purposes until the first day of the following fiscal year and losses that were recognized for tax purposes but not for book purposes at the end of the fiscal year.

       At July 31, 1998, for federal income tax purposes cost of long- and short-term investments is $7,264,846,206, the aggregate gross unrealized appreciation is $37,643,032 and the aggregate gross unrealized depreciation is $48,564,348 resulting in net unrealized depreciation of $10,921,316.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

       Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent differences relating to expenses which are not deductible for tax purposes totaling $293,828 were reclassified from accumulated undistributed net investment income to capital, $3,294,396 relating to losses recognized on the sale of securities which are deferred for tax purposes were reclassified from accumulated net realized gains/losses to capital and $5,243,036 relating to income and gain/loss recognized on restructured securities were reclassified from accumulated net investment income to accumulated net realized gain/loss.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                      % PER ANNUM
------------------------------------------------------------------------
First $4.0 billion..........................................  .950 of 1%
Next $3.5 billion...........................................  .900 of 1%
Next $2.5 billion...........................................  .875 of 1%
Over $10.0 billion..........................................  .850 of 1%

       In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

                                 July 31, 1998
--------------------------------------------------------------------------------

       For the year ended July 31, 1998, the Trust recognized expenses of approximately $375,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

       For the year ended July 31, 1998, the Trust recognized expenses of approximately $81,300 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust.

       Van Kampen Investor Services Inc., ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the year ended July 31, 1998, the Trust recognized expenses for these services of approximately $5,423,300. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

       Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

       The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At July 31, 1998 and July 31, 1997, paid in surplus aggregated $7,327,247,726 and $6,264,390,819, respectively.

       Transactions in common shares were as follows:

                                                              YEAR ENDED      YEAR ENDED
                                                             JULY 31, 1998   JULY 31, 1997
------------------------------------------------------------------------------------------
Beginning Shares............................................  626,018,023     486,490,317
                                                              -----------     -----------
Shares Sold.................................................  165,907,778     178,438,954
Shares Issued Through Dividend Reinvestment.................   24,636,104      20,996,830
Shares Repurchased..........................................  (83,492,883)    (59,908,078)
                                                              -----------     -----------
Net Increase in Shares Outstanding..........................  107,050,999     139,527,706
                                                              -----------     -----------
Ending Shares...............................................  733,069,022     626,018,023
                                                              ===========     ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $5,864,054,259 and $4,408,914,721, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the year ended July 31, 1998, 83,492,883 shares were tendered and repurchased by the Trust.

                                 July 31, 1998
--------------------------------------------------------------------------------

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                             WITHDRAWAL
                     YEAR OF REPURCHASE                        CHARGE
-----------------------------------------------------------------------
First.......................................................       3.0%
Second......................................................       2.5%
Third.......................................................       2.0%
Fourth......................................................       1.5%
Fifth.......................................................       1.0%
Sixth and following.........................................       0.0%

       For the year ended July 31, 1998, Van Kampen received early withdrawal charges of approximately $16,169,200 in connection with tendered shares of the Trust.

7. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $417,155,600 as of July 31, 1998. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.
    The Trust has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000. The proceeds of any borrowing by the Trust under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees of .065% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .375%. There have been no borrowings under this agreement to date.

                                 July 31, 1998
--------------------------------------------------------------------------------

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, Selling Participant or other persons interpositioned between the Trust and the borrower.
    At July 31, 1998, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                             PRINCIPAL
                                                              AMOUNT      VALUE
                    SELLING PARTICIPANT                        (000)      (000)
---------------------------------------------------------------------------------
Lehman Brothers............................................. $100,000    $100,000
Chase Securities Inc........................................   77,732      77,735
Bankers Trust...............................................   60,071      59,991
Bank of New York............................................   52,257      52,257
Donaldson Lufkin Jenrette...................................    9,748       9,748
Canadian Imperial Bank of Commerce..........................    6,619       6,622
Goldman Sachs...............................................    6,480       6,350
Fleet National Bank.........................................    3,000       3,000
                                                             --------    --------
Total....................................................... $315,907    $315,703
                                                             ========    ========

9. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position our business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but we do not anticipate that the move to Year 2000 will have a material impact on our ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.